As filed with the Securities and Exchange Commission
on April 30, 2021

 1933 Act File No. 333-215607

1940 Act File No. 811-23227

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 20

 and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 26

Syntax ETF Trust

(Exact Name of Registrant as Specified in Charter)

One Liberty Plaza, 46th Floor, New York, NY 10006

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 880-0200

(Name and Address of Agent for Service)	Copy to:
Carly Arison One Liberty Plaza, 46th Floor New York, NY 10006	Kathleen H. Moriarty Counsel to the Trust Chapman & Cutler LLP 1270 Avenue of the Americas, 30th Floor New York, New York 10020

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b); or

[ ]	on (date) pursuant to paragraph (b); or

[ ]	60 days after filing pursuant to paragraph (a)(1); or

[ ]	on (date) pursuant to paragraph (a)(1); or

[ ]	75 days after filing pursuant to paragraph (a)(2); or

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Syntax ETF Trust (the “Trust”)

Syntax Stratified LargeCap ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)
Syntax Stratified LargeCap II ETF (SPYS)

May 1, 2021

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Syntax ETF Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios (each a “Fund”, and collectively the “Funds” or “Syntax Funds”). This Prospectus relates to the following portfolios of the Trust:

NAME	CUSIP	SYMBOL
Syntax Stratified LargeCap ETF	87166N106	SSPY
Syntax Stratified MidCap ETF	87166N205	SMDY
Syntax Stratified SmallCap ETF	87166N304	SSLY
Syntax Stratified U.S. Total Market ETF	87166N403	SYUS
Syntax Stratified U.S. Total Market Hedged ETF	87166N502	SHUS
Syntax Stratified LargeCap II ETF	N/A	SPYS

Each of the Funds is an exchange-traded fund (“ETF”). This means that shares of each Fund are listed on NYSE Arca, Inc., its Principal U.S. Listing Exchange, a national securities exchange, and trade at market prices. The market price for each Fund’s shares may be different from its net asset value per share (the “NAV”). Each Fund has its own CUSIP number and exchange trading symbol as shown above. Syntax Stratified U.S. Total Market Hedged ETF and Syntax Stratified LargeCap II ETF had not commenced operations as of the date of this Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF and Syntax Stratified LargeCap II ETF (each a “Fund” and collectively the “Funds”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already have elected to receive shareholder reports electronically (e-delivery), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Syntax funds held directly in your account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Table of Contents

FUND SUMMARIES
SYNTAX STRATIFIED LARGECAP ETF	1
SYNTAX STRATIFIED MIDCAP ETF	7
SYNTAX STRATIFIED SMALLCAP ETF	13
SYNTAX STRATIFIED U.S. TOTAL MARKET ETF	18
SYNTAX STRATIFIED U.S. TOTAL MARKET HEDGED ETF	24
SYNTAX STRATIFIED LARGECAP II ETF	31
ADDITIONAL STRATEGIES INFORMATION	36
ADDITIONAL RISK INFORMATION	39
MANAGEMENT	44
INDEX/TRADEMARK LICENSES AND DISCLAIMER	48
ADDITIONAL PURCHASE AND SALE INFORMATION	49
DISTRIBUTIONS	50
PORTFOLIO HOLDINGS DISCLOSURE	51
U.S. FEDERAL INCOME TAXATION	51
GENERAL INFORMATION	56
PREMIUM/DISCOUNT INFORMATION	56
CODE OF ETHICS	56
DISTRIBUTION PLAN	56
FINANCIAL HIGHLIGHTS	56
WHERE TO LEARN MORE ABOUT THE FUND	60

Syntax Stratified LargeCap ETF

OBJECTIVE

The Syntax Stratified LargeCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions and other fees to financial intermediaries you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Fee Waiver/Expense Reimbursement[1]	0.15%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[1]	0.30%

(1)	Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or absorb expenses of the Fund until at least May 1, 2022 to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.30%. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the day on which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Only the Year 1 dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$31	$129	$237	$552

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund seeks to track its performance to the Index. The Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund invests substantially all, and at least 95% of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy.

The Index, which was created by Syntax, LLC, an affiliate of the Fund’s investment adviser, is the Stratified WeightTM version, as described below, of the broad-based S&P 500 Index and holds the same constituents as the S&P 500 Index. The S&P 500 Index may include some constituent stocks of companies that may be considered small, medium and large capitalization companies. Syntax’s Stratified WeightTM is the method by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of the index constituent companies that share “Related Business Risks”. Related Business Risk occurs when two or more companies earnings are affected by the same fundamental drivers (e.g. the product/services the company makes/provides, the customers or end users the company sells to, or the inputs that it utilizes to make its product or service). The process of identifying, grouping, and diversifying across related business risk is called stratification. Under normal market conditions, the Index rebalances quarterly, on the third Friday of each quarter-ending month, and will typically include 500 components allocated across eight industry sectors defined by Syntax Indices: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The Index is reconstituted at the time the S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2020 was between $4.20 billion and $2.23 trillion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

Syntax’s Stratified Weight™ is designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting may cause an investor’s ownership to accumulate in industries with large groups of companies with similar related business risks. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to the business opportunities of an index. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; capture a fuller range of market opportunities. The Fund may from time-to-time own securities that are not included in the Index and may hold securities that are not in a stratified weight exposure if the Adviser deems it in the interest of the Fund.

Please see the Additional Strategies Information section of the Fund’s prospectus for more information on the methodology of the Syntax Indices.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests, and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, the onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV-2 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.  Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK:  Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

AUTHORIZED PARTICIPANTS RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how its average annual returns for certain time periods compare with the average annual returns of a broad measure of market performance. A privately offered fund managed by Syntax Advisors, LLC was reorganized into the Fund as of January 2, 2019 upon commencement of the ETF operations. The Fund’s performance information, from January 1, 2015 to the Fund’s commencement of operations, is that of the 500 Series of the Syntax Index Series LP, a privately offered account, which was the predecessor of the Fund.

The returns were calculated using the methodology the SEC requires of registered funds. However, since the 500 Series did not calculate its returns on a per share basis, its returns have been calculated on its total net asset value. Neither the 500 Series nor the Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com.

The 500 Series had investment objectives, policies and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund, which means that it also complied with the investment guidelines and restrictions of the Index. The investment adviser for the Fund was the investment adviser for the 500 Series for the entire period from January 1, 2015 until the Fund’s commencement of operations for which performance information is shown below. The 500 Series was reorganized into the Fund as of the date of the Fund’s commencement of operations as a tax-deferred conversion.

As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986 (the “Internal Revenue Code”) which did not apply to the 500 Series. If the 500 Series had been subject to the provisions of the 1940 Act and the Internal Revenue Code, its performance could have been adversely affected. However, these restrictions are not expected to have a material effect on the Fund’s investment performance.

The performance information of the 500 Series is net of all fees and expenses. The Fund may be subject to higher fees and expenses, which would negatively impact performance.

Consistent with the rules of the Index, the 500 Series held, and the Fund holds, underlying securities that coincide with the securities chosen by the Index in appropriate pre-set weights. Trading in securities undertaken for the 500 Series by the Fund’s portfolio manager during the prior privately offered investment period, was the addition or deletion of portfolio securities made in order to track the constituent securities under the same criteria as those of the Index during the quarterly constituent selection process. Rebalancing and tracking, quarterly, of the underlying securities into the pre-set weights during the privately offered period were also executed as determined by the Fund’s Index as contemplated by both the Fund’s investment strategies and the Index that the Fund is designed to track.

*	Performance from January 1, 2015 to the Fund’s commencement of operations on January 2, 2019 is that of the 500 Series of Syntax Index Series LP.

Highest Quarterly Return	Second Quarter 2020	20.47%
Lowest Quarterly Return	First Quarter 2020	-25.31%

Average Annual Total Returns (for periods ending 12/31/20)*

	One Year	Five Years	Since Inception (1/1/2015)
Return Before Taxes	12.18%	13.04%	10.49%
Return After Taxes on Distributions**	11.74%	-	-
Return After Taxes on Distributions and Sale of Fund Shares**	7.51%	-	-
S&P 500 Index	18.40%	15.22%	12.79%

(Index returns reflect no deduction for fees, expenses or taxes)

*	Performance from January 1, 2015 to the Fund’s commencement of operations on January 2, 2019 is that of the 500 Series of Syntax Index Series LP.
**	The 500 Series was an unregistered limited partnership that did not qualify as a registered investment company for federal income tax purposes and did not pay dividends or distributions. Due to this different tax treatment, the Five Years and Since Inception after tax performance information has not been provided.

The after-tax returns presented in the table above are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Vantage Consulting Group Inc. serves as the investment sub-adviser to the Fund.

Portfolio Manager

The professional primarily responsible for the day-to-day management of the Fund is:

Name	Start Date
James Thomas Wolfe	Since the Fund’s Inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Syntax Stratified MIDCap ETF

OBJECTIVE

The Syntax Stratified MidCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified MidCap Index (the “Index”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions and other fees to financial intermediaries you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Fee Waiver/Expense Reimbursement[1]	0.10%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[1]	0.35%

(1)	Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or absorb expenses of the Fund until at least May 1, 2022 to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.35%. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the day on which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Only the Year 1 dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$36	$134	$242	$557

 Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund seeks to track its performance to the Index. The Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund invests substantially all, and at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy.

The Index, which was created by Syntax LLC, an affiliate of the Fund’s investment adviser, is the Stratified-Weight™ version, as described below, of the broad-based S&P MidCap 400 Index and holds the same constituents as the S&P MidCap 400 Index. The S&P MidCap 400 Index may include some constituent stocks of companies that may be considered small, medium and large capitalization companies. Syntax’s Stratified Weight™ is the method by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of the index constituent companies that share “Related Business Risks”. Related Business Risk occurs when two or more companies earnings are affected by the same fundamental drivers (e.g. the product/services the company makes/provides, the customers or end users the company sells to, or the inputs that it utilizes to make its product or service). The process of identifying, grouping, and diversifying across related business risk is called stratification. Under normal market conditions, the Index rebalances quarterly on the third Friday of each quarter-ending month and will typically include 400 components allocated across eight industry sectors defined by Syntax Indices: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The Index is reconstituted at the time the S&P MidCap 400 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2020 was between $1.48 billion and $22.63 billion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

Syntax’s Stratified Weight™ is designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting may cause an investor’s ownership to accumulate in industries with large groups of companies with similar related business risks. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to of all the business opportunities of an index. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; capture a fuller range of market opportunities. The Fund may from time to time own securities that are not included in the Index and may hold securities that are not in a stratified weight exposure if the Adviser deems it in the interest of the Fund.

Please see the Additional Strategies Information section of the Fund’s prospectus for more information on the methodology of the Syntax Indices.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, the onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV-2 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants to seek to make a liquid, efficient market in the Fund, investors in the Fund may incur fees and losses, including, but not limited to, upon taking an exit in a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of shares and their underlying value.

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

LIMITED OPERATING HISTORY RISK: The Fund has a limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, which may cause it to experience greater tracking error to the Index than it otherwise would at a higher asset level; it may also cause the Fund to liquidate.

AUTHORIZED PARTICIPANTS RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how its average annual returns for certain time periods compare with the average annual returns of a broad measure of market performance. A privately offered fund managed by Syntax Advisors, LLC was reorganized into the Fund as of January 16, 2020 upon commencement of the ETF operations. The Fund’s performance information, from January 1, 2015 to the Fund’s commencement of operations is that of the 400 Series of the Syntax Index Series LP, a privately offered account, which was the predecessor of the Fund.

The returns were calculated using the methodology the SEC requires of registered funds. However, since the 400 Series did not calculate its returns on a per share basis, its returns have been calculated on its total net asset value. Neither the 400 Series nor the Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com.

The 400 Series had investment objectives, policies and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund, which means that it also complied with the investment guidelines and restrictions of the Index. The investment adviser for the Fund was the investment adviser for the 400 Series for the entire period from January 1, 2015 until the Fund’s commencement of operations for which performance information is shown below. The 400 Series was reorganized into the Fund as of the date of the Fund’s commencement of operations as a tax-deferred conversion.

As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986 (the “Internal Revenue Code”) which did not apply to the 400 Series. If the 400 Series had been subject to the provisions of the 1940 Act and the Internal Revenue Code, its performance could have been adversely affected. However, these restrictions are not expected to have a material effect on the Fund’s investment performance.

The performance information of the 400 Series is net of all fees and expenses. The Fund may be subject to higher fees and expenses, which would negatively impact performance.

Consistent with the rules of the Index, the 400 Series held, and the Fund holds, underlying securities that coincide with the securities chosen by the Index in appropriate pre-set weights. Trading in securities undertaken for the 400 Series by the Fund’s portfolio manager during the prior privately offered investment period, was the addition or deletion of portfolio securities made in order to track the constituents securities under the same criteria as those of the Index during the quarterly constituent selection process. Rebalancing and tracking, quarterly, of the underlying securities into the pre-set weights during the privately offered period were also executed as determined by the Fund’s Index as contemplated by both the Fund’s investment strategies and the Index that the Fund is designed to track.

*	Performance from January 1, 2015 to the Fund’s commencement of operations on January 16, 2020 is that of the 400 Series of Syntax Index Series LP.

Highest Quarterly Return	Second Quarter 2020	27.69%
Lowest Quarterly Return	First Quarter 2020	-29.77%

Average Annual Total Returns (for periods ending 12/31/20)*

	One Year	Five Years	Since Inception (1/1/2015)
Return Before Taxes	17.22%	12.85%	9.82%
Return After Taxes on Distributions**	16.95%	-	-
Return After Taxes on Distributions and Sale of Fund Shares**	10.34%	-	-
S&P MidCap 400 Index	13.66%	12.35%	9.79%

(Index returns reflect no deduction for fees, expenses or taxes)

*	Performance from January 1, 2015 to the Fund’s commencement of operations on January 16, 2020 is that of the 400 Series of Syntax Index Series LP.
**	The 400 Series was an unregistered limited partnership that did not qualify as a registered investment company for federal income tax purposes and did not pay dividends or distributions. Due to this different tax treatment, the Five Years and Since Inception after-tax performance have not been provided.

The after-tax returns presented in the table above are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Vantage Consulting Group Inc. serves as the investment sub-adviser to the Fund.

Portfolio Manager

The professional primarily responsible for the day-to-day management of the Fund is:

Name	Start Date
James Thomas Wolfe	Since the Fund’s Inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Syntax Stratified SMALLCAP ETF

OBJECTIVE

The Syntax Stratified SmallCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies in the Syntax Stratified SmallCap Index (the “Index”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions and other fees to financial intermediaries you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Fee Waiver/Expense Reimbursement[1]	0.05%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[1]	0.40%

(1)	Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or absorb expenses of the Fund until at least May 1, 2022 to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.40%. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the day on which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund Shares, which are not reflected in the example. Only the Year 1 dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$41	$139	$247	$562

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund seeks to track its performance to the Index. The Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund invests substantially all, and at least 80% of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy.

The Index, which was created by Syntax LLC, an affiliate of the Fund’s investment adviser, is the Stratified WeightTM version, as described below, of the broad-based S&P SmallCap 600 Index and holds the same constituents as the S&P SmallCap 600 Index. Although the S&P SmallCap 600 Index seeks to measure the small cap segment of the US equity market, it may include some constituent stocks of companies that may be considered small, medium and large capitalization companies. Syntax’s Stratified WeightTM is the method by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of the index constituent companies that share “Related Business Risks”. Related Business Risk occurs when two or more companies earnings are affected by the same fundamental drivers (e.g. the product/ services the company makes/provides, the customers or end users the company sells to, or the inputs that it utilizes to make its product or service). The process of identifying, grouping, and diversifying across related business risk is called stratification. Under normal market conditions, the Index rebalances quarterly, on the third Friday of each quarter-ending month, and will typically include 600 components allocated across eight industry sectors: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The Index is reconstituted at the time the S&P SmallCap 600 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P SmallCap 600 Index as of December 31, 2020 was between $146 million and $6.95 billion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

Syntax’s Stratified Weight™ is designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting may cause an investor’s ownership to accumulate in industries with large groups of companies with similar related business risks. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to of all the business opportunities of an index. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; capture a fuller range of market opportunities. The Fund may from time to time own securities that are not included in the Index and may hold securities that are not in a stratified weight exposure if the Adviser deems it in the interest of the Fund.

Please see the Additional Strategies Information section of the Fund’s prospectus for more information on the methodology of the Syntax Indices.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, the onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV-2 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants to seek to make a liquid, efficient market in the Fund, investors in the Fund may incur fees and losses, including, but not limited to, upon taking an exit in a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of shares and their underlying value.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

LIMITED OPERATING HISTORY RISK: The Fund has a limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, which may cause it to experience greater tracking error to the Index than it otherwise would at a higher asset level; it may also cause the Fund to liquidate.

AUTHORIZED PARTICIPANTS RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

FUND PERFORMANCE

The Fund has a limited operating history and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which will be available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com, will provide some indication of the risks of investing in the Fund.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Vantage Consulting Group Inc. serves as the investment sub-adviser to the Fund.

Portfolio Manager

The professional primarily responsible for the day-to-day management of the Fund is:

Name	Start Date
James Thomas Wolfe	Since the Fund’s Inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SYNTAX STRATIFIED U.S. TOTAL MARKET ETF

OBJECTIVE

The Syntax Stratified U.S. Total Market ETF (the “Fund”) seeks to obtain capital growth that meets or exceeds the performance of the S&P Composite 1500® Index by investing in exchange-traded funds (“ETFs”) or underlying securities that provide Stratified WeightTM U.S. total equity market exposure.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions and other fees to financial intermediaries you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.75%
Distribution and service (12b-1) fees	None
Acquired Fund Fees and Expenses[1]	0.31%
Other expenses[2]	0.00%
Total annual Fund operating expenses	1.06%
Fee Waiver/Expense Reimbursement[3]	0.71%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[3]	0.35%

(1)	The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including ETFs. The impact of Acquired Fund Fees and Expenses are included in the total returns of the Fund unless they are waived. The Adviser to the Fund has contractually agreed to reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund in other series of the Trust through May 1, 2022. Acquired fund fees and expenses are based on estimates for the current fiscal year and have been restated to reflect an increase of 0.01%.
(2)	Other expenses have been estimated for the current fiscal year. Actual expenses may be different.
(3)	Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees until at least May 1, 2022 to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.35%. The fee waiver agreement also includes the Adviser’s waiver of Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in underlying ETFs and securities of other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. The Adviser to the Fund has contractually agreed to reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund in other series of the Trust through May 1, 2022. The contractual waiver and expense reimbursement may be terminated only upon written agreement of the Trust and the Adviser. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which may not be reflected in the Example Fee Table above. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the first of the month in which fees are waived or reimbursed, if on any particular business day of the Fund, such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived; or (ii) the current expense cap noted above. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees. If the Adviser decides to terminate the fee waiver agreement, it will provide written notice on the Fund’s website at least 60 calendar days in advance of the termination date.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Only the Year 1 dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$36	$264

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turn over” its portfolios). A higher portfolio turnover rate for the Fund may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the date of this Prospectus, the Fund has a limited operating history and therefore does not have any portfolio turnover information available.

PRINCIPAL STRATEGY

The Fund seeks Stratified-WeightTM exposure to the securities in the S&P Composite 1500 Index (the “1500 Index”) through active investments in ETFs or underlying securities. The Fund seeks to achieve its investment objective by investing in Syntax Stratified Weight ETFs (each a “Syntax Underlying Fund” and collectively, the “Syntax Underlying Funds” or “Underlying Funds”) or by investing in U.S. equity securities using the Stratified Weight methodology (“Securities”).

Syntax’s Stratified Weight™ is designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting may cause an investor’s ownership to accumulate in industries with large groups of companies with similar related business risks. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of a benchmark. The methodology by which Syntax diversifies weight across these fixed groups is called Stratified Weight. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; capture a fuller range of market opportunities. The Adviser diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to of all the business opportunities of an index. The methodology by which the Adviser diversifies weight across these fixed groups is called Stratified Weight.

The targeted Underlying Funds and/or the Securities will comprise the Syntax® Stratified LargeCap ETF, the Syntax® Stratified MidCap ETF, and the Syntax® Stratified SmallCap ETF, or portfolios of securities that hold comparable securities in comparable classes in a Stratified Weight methodology. The terms “LargeCap”, “MidCap”, and “SmallCap” refer to companies with relatively higher, more moderate, and lower market value, respectively.

The Syntax® Stratified LargeCap ETF (ticker: SSPY) reweights the constituents of the S&P 500® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified LargeCap Index. SSPY utilizes Syntax's Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 500 Index. SSPY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified LargeCap Index. By doing this, SSPY addresses the related business risk concentrations that occur in capitalization-weighted indices.

The Syntax® Stratified MidCap ETF (ticker: SMDY) reweights the constituents of the S&P MidCap 400® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified MidCap Index. SMDY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 400 Index. SMDY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified MidCap Index. By doing this, SMDY addresses the related business risk concentrations that occur in capitalization-weighted indices.

The Syntax® Stratified SmallCap ETF (ticker: SSLY) reweights the constituents of the S&P SmallCap 600® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified SmallCap Index. The fund utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 600 Index. SSLY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified SmallCap Index. By doing this, SSLY addresses the related business risk concentrations that occur in capitalization-weighted indices.

The Fund, at the Adviser’s discretion, may from time-to-time own securities that are not included in the 1500 Index and may hold the securities that are not in a stratified weight exposure if the Adviser deems it in the interest of the Fund. The market capitalization of companies in the 1500 Index as of December 31, 2020 was between $146 million and $2.23 trillion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

Under normal circumstances, the Adviser expects to allocate the assets of the Funds among the LargeCap, MidCap and SmallCap in exposures approximate to their exposures in the Syntax U.S. Total Market Index, which are derived from their relative capitalization weighted exposures in the 1500 Index. Based on historical averages, the Adviser expects these exposures to be between 70% and 96% to the Syntax Underlying Funds or constituents representing S&P 500 Index (large capitalization) universe exposure, between 3% and 20% to the Syntax Underlying Funds or constituents representing S&P MidCap 400 Index (mid capitalization) universe exposure, and between 1% and 10% to the Syntax Underlying Funds or constituents that represent S&P SmallCap 600 Index (small capitalization) universe exposure. The Fund, at the Adviser’s discretion, may, from time to time, own these exposures in weights that are not in their relative positions in the Syntax U.S. Total Market Index or 1500 Index if the Adviser deems it in the best interest of the Fund. The Fund has a policy that under normal circumstances, it will invest at least 80% of holdings in companies that represent U.S. total market exposure as per the investment objective. There is no guarantee that the weights of the individual ETFs will be in the above ranges.

Under normal market conditions, the referent indices for each of the Syntax Underlying Funds rebalance quarterly, on the third Friday of each quarter-ending month, and include components allocated across eight industry sectors: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The Fund will allocate across the Syntax Underlying Funds through the methodology described above.

The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this investment policy.

The Fund is actively managed, and the weighting of the Syntax Underlying Funds or the weighting of the Securities is expected to shift over time, based on the outlook of the Adviser and Sub-Adviser who is responsible for setting the periodic allocation of the Fund across its large, mid, and small cap exposure. The Syntax Underlying Funds use a “passive”, or indexing, approach to try to achieve each Syntax Underlying Fund’s investment objective. The Fund may underperform the 1500 Index.

The Fund anticipates income from dividend payments made by ETFs and individual securities via the Syntax Underlying Funds or Securities.

Please see the Additional Strategies Information section of the Fund’s prospectus for more information on the Syntax Stratified Weight methodology.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, the onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV-2 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

MANAGEMENT RISK: The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. As an active fund and pursuant to the trust’s custom basket rules, the Fund, at the Adviser’s discretion, may, from time to time, own its securities in exposures and weights that are not in their relative Stratified Weight exposures outlined in the Principal Strategy if the Adviser deems it in the interest of the Fund. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results.

PASSIVE STRATEGY/INDEX RISK OF THE UNDERLYING FUNDS: The Fund may invest in Syntax Underlying Funds or Securities that are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Syntax Underlying Funds are designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Syntax Underlying Fund's return to be lower than if the Fund employed an active strategy. There is no guarantee that the Syntax Underlying Fund’s investment results will have a high degree of correlation to those of their respective benchmark or that the Fund will achieve its investment objective.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid- sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

SEEDING RISK. Contributions-in-kind may qualify for nonrecognition treatment to the contributing parties under Section 351 of the Internal Revenue Code, which would have corresponding consequences for the tax basis to the Fund in those contributed securities. There can be no assurances regarding the value or tax basis of the contributions in kind, which could result in a negative effect on after-tax returns to investors seeding the Fund and Underlying Funds, and/or other investors in the Fund. Additionally, the Fund makes no representations as to whether any of such contributions-in-kind qualify for Section 351 treatment, or as to any ancillary tax consequences. Such investors are urged to consult their own tax advisors.

ACTIVE MANAGEMENT RISK: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful and the Fund may underperform the 1500 Index.

MARKET TRADING RISK: The Fund is a new Fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to Fund Shares trading at a premium or discount to net asset value (“NAV”). Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants to seek to make a liquid, efficient market in the Fund, investors in the fund may incur fees and losses, including, but not limited to, upon taking an exiting a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of shares and their underlying value.

NEW FUND RISK: The Fund is a new Fund. As a new Fund, there can be no assurance that it will grow to or maintain an economically viable size, which may cause it to experience greater tracking error to the Index than it otherwise would at a higher asset level, nor can there be assurance regarding Fund performance; either factor may also cause the Fund to liquidate.

AUTHORIZED PARTICIPANTS RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which will be available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com, will provide some indication of the risks of investing in the Fund.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Vantage Consulting Group serves as an investment sub-adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are:

Name	Firm	Start Date
James Thomas Wolfe	Vantage Consulting Group	Since the Fund’s inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SYNTAX STRATIFIED U.S. TOTAL MARKET HEDGED ETF

OBJECTIVE

The Syntax Stratified U.S. Total Market Hedged ETF (the “Fund”) seeks to obtain capital growth that meets or exceeds the performance of the S&P Composite 1500® Index (the “1500 Index”) over a full market cycle by investing in exchange-traded funds (“ETFs”) or underlying securities that provide Stratified WeightTM U.S. total equity market exposure to companies in the 1500 Index while seeking risk-managed growth via a defined risk hedging process.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	1.00%
Distribution and service (12b-1) fees	None
Acquired Fund Fees and Expenses[1]	0.30%
Other expenses[2]	0.00%
Total annual Fund operating expenses	1.30%
Fee Waiver/Expense Reimbursement[3]	0.65%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[3]	0.65%

[1]	The Fund may incur “Acquired Fund Fees and Expenses.” The impact of Acquired Fund Fees and Expenses are included in the total returns of the Fund unless they are waived. Syntax Advisors, LLC, the investment adviser to the Fund, has contractually agreed to reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund in other series of the Trust or funds advised or sub-advised by Vantage Consulting Group Inc., the equity sub-adviser, or Swan Global Investments, LLC, the options sub-adviser, as each is defined below, through May 1, 2022. Acquired fund fees and expenses are based on estimates for the current fiscal year.
[2]	Other expenses have been estimated for the current fiscal year. Actual expenses may be different.
[3]

Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees until at least May 1, 2022 to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.65%.

The Adviser to the Fund has contractually agreed to reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses of the Adviser’s underlying ETFs, if any, attributable to the Fund in other series of the Trust through May 1, 2022. The contractual waiver and expense reimbursement may be terminated only upon written agreement of the Trust and Adviser. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which may not be reflected in the Example Fee Table above. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the day on which fees are waived or reimbursed, if, such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived; or (ii) the current expense cap noted above. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees. If the Adviser decides to terminate the fee waiver agreement, it will provide written notice on the Fund’s website at least 60 calendar days in advance of the termination date.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Only the Year 1 dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$66	$348

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turn over” its portfolios). A higher portfolio turnover rate for the Fund may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

PRINCIPAL STRATEGIES

The Fund seeks Stratified WeightTM exposure to U.S. total market, principally through the securities in the 1500 Index, through active investments in ETFs, or underlying securities. The Fund seeks to achieve its investment objective by investing in Syntax Stratified Weight ETFs (each a “Syntax Underlying Fund” and collectively, the “Syntax Underlying Funds” or “Underlying Funds”) or by investing in U.S. equity securities using the Stratified Weight methodology (“Securities”). The Fund will also invest in index options for risk management purposes and to seek to generate additional returns. The strategy used to select the Fund’s equity investments and its hedging strategy is called the “Stratified Defined Risk Strategy”.  In order to accomplish the Fund’s hedging strategy, the Options Sub-Adviser utilizes a put options hedging strategy to hedge some of the Fund’s equity exposure. The put strategy is executed using mostly exchange-traded S&P 500 Index put options that have an inverse relationship to the S&P 500 Index. To seek to generate additional returns or hedge, the Options Sub-Adviser also buys and sells shorter-term (generally 1-3 month) put and call options on equity indices, and engages in various longer-term (12-24 month) spread option strategies.

Syntax’s Stratified Weight™ is designed to correct for business risk concentrations that regularly occur in cap-weighted indices and equal-weighted indices. Cap weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting may cause an investor’s ownership to accumulate in industries with large groups of companies with similar related business risks. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to of all the business opportunities of a benchmark. The methodology by which Syntax diversifies weight across these fixed groups is called Stratified Weight. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; capture a fuller range of market opportunities. The equity assets in the Fund are managed by Vantage Consulting Group (the “Equity Sub-Adviser”) and the options investments in the Fund are managed by Swan Global Investments, LLC (the “Options Sub-Adviser”).

The targeted Underlying Funds and/or the Securities for the Stratified Weight equity strategy will comprise the Syntax® Stratified LargeCap ETF or Syntax® Stratified LargeCap II ETF, the Syntax® Stratified MidCap ETF, and the Syntax® Stratified SmallCap ETF, or portfolios of securities that hold comparable securities in comparable classes in a Stratified Weight methodology. The terms “LargeCap”, “MidCap”, and “SmallCap” refer to companies with relatively higher, more moderate, and lower market value, respectively.

The Syntax® Stratified LargeCap ETF (ticker: SSPY) reweights the constituents of the S&P 500® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified LargeCap Index. SSPY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 500. SSPY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified LargeCap Index. By doing this, SSPY addresses the related business risk concentrations that occur in capitalization-weighted indices.

The Syntax® Stratified MidCap ETF (ticker: SMDY) reweights the constituents of the S&P MidCap 400® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified MidCap Index. SMDY utilizes Syntax's Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P MidCap 400 Index. SMDY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified MidCap Index. By doing this, SMDY addresses the related business risk concentrations that occur in capitalization-weighted indices.

The Syntax® Stratified SmallCap ETF (ticker: SSLY) reweights the constituents of the S&P SmallCap 600® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified SmallCap Index. SSLY utilizes Syntax's Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P SmallCap 600 Index. SSLY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified SmallCap Index. By doing this, SSLY addresses the related business risk concentrations that occur in capitalization-weighted indices.

Under normal circumstances, the Adviser expects to allocate the equity assets of the Fund among the LargeCap. MidCap and SmallCap in exposures approximate to their exposures in the Syntax U.S. Total Market Index, which are derived from their relative capitalization weighted exposures in the S&P Composite 1500 Index. Based on historical averages the Adviser expects these exposures in the equity portion of the Fund’s portfolio to be between 70% and 96% to the Syntax Underlying Funds or constituents representing S&P 500 (large capitalization) universe exposure, between 3% and 20% to the Syntax Underlying Funds or constituents representing S&P MidCap 400 (mid capitalization) universe exposure, and between 1% and 10% to the Syntax Underlying Funds or constituents that represent S&P SmallCap 600 (small capitalization) universe exposure. The Syntax U.S. Total Market Index is reconstituted annually. The Fund, at the Adviser’s discretion, may, from time to time, own these exposures in weights that are not in their relative positions in the Syntax U.S. Total Market Index or S&P 1500 if the Adviser deems it in the interest of the Fund. The Fund has a policy that under normal circumstances, it will invest at least 80% of holdings in companies that represent U.S. total market exposure as per the investment objective. There is no guarantee that the weights of the individual ETFs will be in the above ranges.

Under normal market conditions, the referent indices for each of the Syntax Underlying Funds rebalance quarterly, on the third Friday of each quarter-ending month, and include components allocated across eight industry sectors: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The Fund will allocate across the Syntax Underlying Funds through the methodology described above.

The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this investment policy.

The Fund is actively managed, and the weighting of the Syntax Underlying Funds or the weighting of the Securities is expected to shift over time, based on the outlook of the Adviser and Sub-Adviser who is responsible for setting the periodic allocation of the Fund across its large, mid, and small cap exposure. The Syntax Underlying Funds use a “passive”, or indexing, approach to try to achieve each Syntax Underlying Fund’s investment objective. The Fund may underperform the 1500 Index.

The Fund anticipates income from dividend payments made by ETFs and individual securities via the Syntax Underlying Funds or Securities.

The Adviser may, from time to time, allocate to other Syntax Stratified Weight ETFs that use active and/or passive strategies as applied to comparable U.S. equity investment universes.

Please see the Additional Strategies Information section of the Fund’s prospectus for more information on the Syntax Stratified Weight methodology.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

LEVERAGING RISK: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV- has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

STRATEGY RISK OF UNDERLYING FUNDS: Syntax's stratified indices are designed to achieve diversified exposure across numerous business risk groups, generally resulting in relative component weightings and performance results that may vary significantly from that of indices with other weighting methodologies. Specifically, in periods where certain stocks and/or sectors significantly outperform, capitalization weighted and/or equally weighted indices may outperform stratified indices since the larger relative weighting of the outperforming stocks or sectors will be adjusted at the next quarterly rebalancing to ensure continued diversification across business risk groups. There is no assurance that the performance of a stratified index will exceed that of either a similar capitalization or equally weighted index over any period of time.

OPTIONS RISK: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s sector-based investments. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

OPTIONS BASIS RISK: The Fund’s purchase of exchange-traded put options based upon the S&P 500 Index to hedge against downward movements in the Underlying Funds or Securities creates the risk that the hedge may not be effective because the Underlying Funds or Securities contain more constituents and at different weightings than the S&P 500 Index. At times, the performance of the Underling Funds or Securities can and will differ from the S&P 500 Index upon which the options are based. The implementation of the Defined Risk Strategy also will involve additional purchases and sales of options based on indices other than the S&P 500, which also could create options basis risk.

DERIVATIVES RISK: The Fund invests in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund or the Syntax Underlying Funds may change quickly and without warning and you may lose money.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

MANAGEMENT RISK: The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. As an active fund and pursuant to the trust’s custom basket rules, the Fund, at the Adviser’s discretion, may, from time to time, own its securities in exposures and weights that are not in their relative Stratified Weight exposures outlined in the Principal Strategy if the Adviser deems it in the interest of the Fund. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results. The Options Sub-Adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.

PASSIVE STRATEGY/INDEX RISK OF CERTAIN UNDERLYING FUNDS: The Fund may invest in Underlying Funds or Securities that are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because each Underlying Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy. There is no guarantee that each Underlying Fund’s investment results will have a high degree of correlation to those of their respective benchmark or that the Fund will achieve its investment objective.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, are more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

ACTIVE MANAGEMENT RISK: The Fund, as well as certain Underlying Funds, are actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful and the Funds may underperform their benchmark indices.

MARKET TRADING RISK: The Fund is a new Fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to Fund Shares trading at a premium or discount to net asset value (“NAV”). Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants to seek to make a liquid, efficient market in the Fund, investors in the fund may incur fees and losses, including, but not limited to, upon taking an exit in a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of shares and their underlying value.

NEW FUND RISK: The Fund is a new Fund. As a new Fund, there can be no assurance that it will grow to or maintain an economically viable size, which may cause it to experience greater tracking error to the Index than it otherwise would at a higher asset level, nor can there be assurance regarding Fund performance; either factor may also cause the Fund to liquidate.

AUTHORIZED PARTICIPANTS RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which will be available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com, will provide some indication of the risks of investing in the Fund.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Equity Sub-Adviser

Vantage Consulting Group Inc. serves as an investment sub-adviser to the Fund.

Options Sub-Adviser

Swan Global Investments, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are:

Name	Firm	Start Date
James Thomas Wolfe	Vantage Consulting Group Inc.	Since the Fund’s Inception.
Randy Swan	Swan Global Investments, LLC	Since the Fund’s Inception.
Robert Swan	Swan Global Investments, LLC	Since the Fund’s Inception.
Chris Hausman	Swan Global Investments, LLC	Since the Fund’s Inception.
Micah Wakefield	Swan Global Investments, LLC	Since the Fund’s Inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SYNTAX STRATIFIED LARGECAP II ETF

OBJECTIVE

The Syntax Stratified LargeCap II ETF (the “Fund”) seeks to obtain capital growth that meets or exceeds the performance of the S&P 500® Index (“S&P 500”) by investing in securities that provide U.S. large capitalization (“large cap”) equity market exposure.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions and other fees to financial intermediaries you may pay on purchases and sales of Fund Shares.

Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.45%
Fee Waiver/Expense Reimbursement[2]	0.15%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[2]	0.30%

(1)	Other expenses have been estimated for the current fiscal year. Actual expenses may be different.
(2)	Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or absorb expenses of the Fund until at least May 1, 2022 to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.30%. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the day on which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. Only the Year 1 dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$31	$129

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

PRINCIPAL STRATEGY

The Fund seeks Stratified WeightTM exposure, as described below, to the securities in the U.S. large cap equity market, principally the S&P 500 Index, through active investments. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers that have similar economic characteristics to such securities. The fund utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in large-cap U.S. securities.

Syntax's Stratified Weight™ is designed to correct for business risk concentrations that regularly occur in capitalization-weighted and equal- weighted indices and funds. Capitalization weighting can cause an investor's ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting may cause an investor’s ownership to accumulate in industries with large groups of companies with similar related business risks. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index or fund weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to of all the business opportunities of an index. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; capture a fuller range of market opportunities.

Syntax’s Stratified WeightTM is the method by which Syntax diversifies by hierarchically grouping and distributing the weight of the index constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies' earnings are affected by the same fundamental drivers (e.g. the product services the company makes provides, the customers or end users the company sells to, or the inputs that it utilizes to make its product or service). The process of identifying, grouping, and diversifying across related business risk is called stratification. The market capitalization of companies in the S&P 500 Index as of December 31, 2020 was between $4.2 billion and $2.32 trillion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

The Fund, at the Adviser's discretion, may from time to time own securities that are not included in the S&P 500 Index and/or may hold securities that are not in a Stratified Weight exposure if the Adviser deems it in the interest of the Fund.

The Fund is actively managed, and the weighting of the underlying securities is expected to shift over time, based on the outlook of the Adviser and Sub-Adviser who are responsible for directing the investments of the Fund.

Please see the Additional Strategies Information section of the Fund's prospectus for more information on the methodology of the Adviser.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests, and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, the onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV-2 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.  Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

MANAGEMENT RISK: The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. As an active fund and pursuant to the trust’s custom basket rules, the Fund, at the Adviser’s discretion, may, from time to time, own its securities in exposures and weights that are not in their relative Stratified Weight exposures outlined in the Principal Strategy if the Adviser deems it in the interest of the Fund. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results.

ACTIVE MANAGEMENT RISK: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful, and the Fund may underperform the S&P 500 Index due to active management decisions or other reasons.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

NEW FUND RISK: The Fund is a new Fund. As a new Fund, there can be no assurance that it will grow to or maintain an economically viable size, which may make it more difficult to achieve its investment objective than it otherwise would at a higher asset level, nor can there be assurance regarding Fund performance; either factor may also cause the Fund to liquidate.

AUTHORIZED PARTICIPANTS RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which will be available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com, will provide some indication of the risks of investing in the Fund.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Vantage Consulting Group serves as the investment sub-adviser to the Fund.

Portfolio Manager

The professional primarily responsible for the day-to-day management of the Fund is:

Name	Start Date
James Thomas Wolfe	Since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker- dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Information regarding the Fund Shares such as NAV, market price and related other information is available on the Fund’s website, www.SyntaxAdvisors.com.

TAX INFORMATION

The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL STRATEGIES INFORMATION

Please see each Fund’s Principal Strategy section under Fund Summary above for a complete discussion of the Funds’ principal investment strategies.

Each of the Syntax Stratified LargeCap Index, Syntax Stratified MidCap Index and the Syntax Stratified SmallCap Index (each a “Syntax Index”, collectively the “Syntax Indices”) was developed and is maintained in accordance with the following criteria: (1) each of the component securities in the Syntax Indices is a constituent company of the S&P 500 Index, S&P MidCap 400 Index or the S&P SmallCap 600 Index, respectively; and (2) the Syntax Indices are calculated by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) based on methodology proprietary to Syntax LLC (the “Index Provider”), an affiliate of the Adviser, using its Stratified Weight methodology. The Index Provider publishes information regarding the market value of each Index. For more information, please visit the Funds’ website at www.SyntaxAdvisors.com.

Syntax, LLC takes the widely used benchmark constituents and reweights them to diversify business risks. For example, the Syntax Stratified LargeCap Index re-weights the constituents of widely-used S&P 500 Index, Syntax Stratified MidCap Index re-weights the constituents of widely-used S&P MidCap 400 Index while the Syntax Stratified SmallCap Index re-weights the constituents of the widely-used S&P SmallCap 600 Index.

Syntax Indices utilize a proprietary functional information system (“FIS”) developed by Syntax LLC, an affiliate of Syntax Advisors, LLC, the Funds’ investment adviser, to categorize, group, and stratify constituent securities to create stratified-weighted indices. FIS is a patented technology for mapping economic relationships between the constituent securities of each Syntax Index and for managing concentrations of “Related Business Risks”. Related business risks are not based on companies’ capitalization or past performance, but rather, are based on each company’s current business functions and the functional economic relationships between them. By identifying these underlying business relationships, common suppliers, customers, competitors, products, etc., FIS identifies shared business risks in a securities portfolio. Financial indices not using FIS technology to identify such risks can become highly exposed to groups of companies that share related business risks.

FIS makes it possible to control for risks shared by groups of related companies by: 1) organizing companies that share related business risks into well-defined functional groups; and 2) weighting these groups to spread exposure across these underlying risks. Other commonly used industry and sector classifications like Global Industry Classification Standard (“GICS”) and Standard Industrial Classification (“SIC”) lack codified definitions and instead simply group together companies that seem similar. FIS-based industries are engineered to minimize performance distortions caused by the uncontrolled risk exposures that are present in cap-weighted financial indices. FIS-based sectors effectively group and limit weighting in companies that have shared business functions that can make them perform similarly when events happen to change expectations in a given part of the economy.

By using FIS and stratification to control for related business risks, the Adviser’s Funds are designed to seek to improve medium-to long-term performance of groups of companies and provide results that are the product of effective diversification, rather than the overweighting of one or more outperforming group. Because FIS defines the functional parts of the economy, Syntax’s Funds are designed to be built as a more stable composite of those functional parts. While the major cap-weighted indices are designed to be a proxy for the total market, Syntax believes that its Funds serve as a better basis for medium-to-long-term investments.

The investment objective of every Syntax Index is to deliver returns consistent with the performance of the underlying companies that make up the index. By using FIS and stratification to control for related business risks, Syntax Indices are designed to improve the tracking of the actual medium-to-long-term performance of groups of companies and provide results that are the product of effective diversification, rather than the overweighting of one or more outperforming groups. Because FIS defines the functional parts of the economy, Syntax Indices are built as a more stable composite of those functional parts. While the major cap-weighted indices are designed to be a proxy for the total market, Syntax LLC believes that the Syntax Indices serve as a better basis for medium-to-long-term investments in index-tracking funds.

The Adviser manages each of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, seeking to track the performance of its corresponding Syntax Index as closely as possible (i.e., obtain a high degree of correlation with its respective Syntax Index). A number of factors may affect each of the Syntax Stratified LargeCap ETF’s, Syntax Stratified MidCap ETF’s, and Syntax Stratified SmallCap ETF’s ability to achieve a high degree of correlation with its Syntax Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

A number of factors may affect the Syntax Stratified LargeCap II ETF’s ability to match or exceed the performance of its benchmark Index, and there can be no guarantee that the Fund will meet or exceed that performance.

With respect to Syntax Stratified U.S. Total Market ETF and Syntax Stratified U.S. Total Market Hedged ETF, in seeking to track the performance of their referent indices, each of the Underlying Funds employ a replication strategy, which means that the Underlying Funds typically invest in substantially all of the securities represented in their referent indices in approximately the same proportions as the referent index. Under normal market conditions, each Underlying Fund generally invests substantially all, and at least 95% with respect to Syntax Stratified LargeCap ETF and Syntax Stratified MidCap ETF and at least 80% with respect to Syntax Stratified SmallCap ETF, of its total assets in the securities comprising the referent index. The Underlying Funds will provide shareholders with at least 60 days’ notice prior to any material change in this 95% or 80% investment policy, respectively.

The Funds may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

The process of identifying, grouping, and diversifying across related business risk is called “stratification”. Under normal market conditions, the referent indices for each of the Underlying Funds rebalance quarterly, on the third Friday of each quarter-ending month, and will include components allocated across eight industry sectors: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The Syntax Stratified U.S. Total Market ETF and Syntax Stratified U.S. Total Market Hedged ETF will allocate across the Underlying Funds.

The referent indices of the Underlying Funds, which were created by Syntax LLC, an affiliate of the Fund’s investment adviser, are the Stratified-Weight versions of the widely used S&P LargeCap 500 Index, the S&P MidCap 400® Index, and the S&P SmallCap 600 Index, and each holds the same constituents as their referent index. Each of the three S&P indices may include some constituent stocks of companies that may be considered small, medium and large capitalization companies. Stratified Weight refers to the weighting methodology of each referent index and is the method by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of the Index constituent companies that share Related Business Risks.

The Syntax Stratified U.S. Total Market Index is a US All Total Market Index based on exposures to the Syntax Stratified Indices (the Syntax stratified weight LargeCap ETF, MidCap. ETF and SmallCap ETF) that use the constituents of the S&P 500, S&P MidCap 400 & S&P Small Cap 600 Indices. The Index and its methodology were developed by SKK Syntax, LLC (“SKKS”), a joint venture between Syntax, LLC and Shepherd Kaplan Krochuk, LLC (“SKK”). The Index is calculated and maintained by Indxx, LLC. The Adviser has a license agreement with SKKS to use the index weightings in the ETF. The Fund is not sponsored by the third-party licensors of SKKS. “Syntax”, “Stratified Index” and “Stratified Indices” are registered trademarks of Locus LP, and “Shepherd Kaplan” is a registered trademark of SKK and have been licensed for use by Adviser.

The market capitalization of companies in the S&P 500 Index® as of December 31, 2020 was between $4.2 billion and $2.32 trillion. The market capitalization of companies in the S&P 400 MidCap Index® as of December 31, 2020 was between $148 million and $22.63 billion. The market capitalization of companies in the S&P 600 SmallCap Index® as of December 31, 2020 was between $146 million and $6.95 billion.

In the event that a bankruptcy or other event occurs making a portfolio security illiquid, the Adviser intends to allocate to other similar holdings in the portfolio. These situations should be rare in U.S. large and mid-cap companies and less rare in small-cap companies with fewer resources.

The Board of Trustees (the “Board”) of Syntax ETF Trust may change a Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the Statement of Additional Information (SAI). The Board may not change a Fund’s investment objective without shareholder approval.

Additional Strategies Information for the Syntax Stratified U.S. Total Market Hedged ETF

The Stratified Defined Risk Strategy combines Syntax’s patented Stratified Weight methodology and the Defined Risk Strategy (“DRS”) of Swan Global Investments, LLC (“Swan” or the “Options Sub-Adviser”). The Fund seeks to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market over a full market cycle without the traditional losses incurred during bear markets. The strategy is based upon research by the Adviser and the Options Sub-Adviser indicating that market timing and stock selection area extremely difficult and that combining rules-based diversification with rules-based hedging can reduce both business risk and market risk.

The Options Sub-Adviser seeks to reduce the risk of the Fund’s equity exposure by investing in options that gives the Fund the right to sell a security or index at a set price or sell the options on an exchange. The strategy is executed using exchange-traded S&P 500® Index put options to seek to limit downside loss. To generate additional returns, the Options Sub-Adviser buys and sells options on equity indices, such as the S&P 500® Index, the Russell® 2000 Index, and other widely traded associated ETFs, including options with different expiration dates. Each option strategy includes a hedging element so that the Fund is not exposed to significant losses on written options.

Using a DRS approach, the Options Sub-Adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund typically invests in put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the put option on an option exchange. The put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific constituents. To generate additional returns, the Options Sub-Adviser buys and sells short-term (generally 1-3 month) put and call options on equity indices, such as the S&P 500 Index, Select Sector SDPR®s, Russell® 2000 Index, or other widely traded ETFs. Additionally, the Options Sub-Adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option. Some spread trades utilize 12 to 24-month options. Each option strategy includes a hedging element so that the Fund is not exposed to significant losses on written options.

The Fund seeks to achieve its investment objective by investing in Underlying Funds or by investing in U.S. equity securities using the Stratified Weight methodology. In addition to the options strategy and DRS, The Fund, at the Adviser’s discretion, may, from time to time, own these exposures in weights that are not in their relative Stratified Weight positions in the 1500 and may own securities that are not constituents of the 1500 if the Adviser deems it in the interest of the Fund. The market capitalization of companies in the S&P Composite 1500 Index as of December 31, 2020 was between $146 million and $2.23 trillion.

Notification Policy; Active Management; Technology and Analytical Methodology of the Syntax Stratified U.S. Total Market ETF and Syntax Stratified U.S. Total Market Hedged ETF

Each Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

Each Fund is actively managed, and the weighting of the Syntax Underlying Funds or the weighting of the Securities is expected to shift over time, based on the outlook of the Adviser who is responsible for setting the periodic allocation of the Fund across its LargeCap, MidCap, and SmallCap exposure. The Syntax Underlying Funds use a “passive” or indexing approach to try to achieve each Syntax Underlying Fund’s investment objective. The Fund may underperform the S&P Composite 1500 Index.

Each Fund anticipates income from dividend payments made by ETFs and individual securities via the Syntax Underlying Funds or Securities.

The Syntax Underlying Funds correlate to the referent Syntax Indices. Syntax Indices utilize a proprietary functional information system (“FIS”) developed by Syntax, LLC, an affiliate of Syntax Advisors, LLC, the Fund’s investment adviser, to categorize, group, and stratify constituent securities to create stratified-weighted indices. FIS is a patented technology for mapping economic relationships between the constituent securities of each referent index for each Syntax Underlying Fund and for managing concentrations of related business risks. Related business risks are not based on companies’ capitalization or past performance, but rather, are based on each company’s current business functions and the functional economic relationships between them. By identifying these underlying business relationships – common suppliers, customers, competitors, products, etc. – FIS identifies shared business risks in a securities portfolio. When financial indices lack tools for identifying these risks, they can become highly exposed to groups of companies that share related business risks.

FIS makes it possible to control for risks shared by groups of related companies by: 1) organizing companies that share related business risks into well-defined functional groups; and 2) weighting these groups to spread exposure across these underlying risks. Other commonly used industry and sector classifications like Global Industry Classification Standard (“GICS”) and Standard Industrial Classification (“SIC”) lack codified definitions and instead simply group together companies that “seem similar”. Syntax’s FIS-based industries are engineered to minimize performance distortions caused by the uncontrolled risk exposures that are present in cap-weighted financial indices. FIS-based sectors effectively group and limit weighting in companies that have shared business functions that can make them perform similarly when events happen to change expectations in a given part of the economy.

The investment objective of every referent Syntax Index is to deliver returns consistent with the performance of the underlying companies that make up the index. By using FIS and stratification to control for related business risks, Syntax expects to match or exceed the actual medium-to long-term performance of groups of companies and provide results that are the product of effective diversification, rather than the overweighting of one or more outperforming groups. Because FIS defines the functional parts of the economy, it produces a more stable composite of those functional parts. While the major cap-weighted indices are designed to be a proxy for the total market, Syntax, LLC believes that the Syntax stratified weight methodology serves as a better basis for medium-to-long-term investments over index-tracking funds. A number of factors may affect the Fund's or a Syntax Underlying Fund’s ability to achieve its objective, and there can be no guarantee that the Fund or a Syntax Underlying Fund will achieve its objective.

These situations should be uncommon in U.S. large and mid-cap companies, but in the event that a bankruptcy or other event occurs making a security illiquid, the Adviser of a Syntax Underlying Fund intends to allocate to other similar holdings in the portfolio.

The Board of Trustees (the “Board”) of Syntax ETF Trust may change the Fund's or a Syntax Underlying Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the statement of additional information (“SAI”) or in the relevant Prospectus or SAI of a Syntax Underlying Fund. The Board may not change the Fund's investment objective without shareholder approval.

DESCRIPTION OF THE SYNTAX UNDERLYING FUNDS

Syntax Stratified Large Cap ETF: The Syntax Stratified Large Cap ETF seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies in the Syntax Stratified LargeCap Index, a stratified weight version of the S&P 500 Index.

Syntax Stratified MidCap ETF: The Syntax Stratified MidCap ETF seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified MidCap Index, a stratified weight version of the S&P MidCap 400 Index.

Syntax Stratified SmallCap ETF: The Syntax Stratified SmallCap ETF seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies in the Syntax Stratified SmallCap Index, a stratified weight version of the S&P SmallCap 600 Index.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding the principal risks identified under Principal Risks of Investing in the Fund in each Fund’s Summary, along with additional risk information.

APPLICABLE TO ALL FUNDS

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which a Fund or Underlying Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. U.S. securities markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events. The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses.

MARKET DISRUPTION RISK: Recently, the onset of an infectious respiratory disease called COVID-19, caused by a novel coronavirus known as SARS-CoV-2 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s or Underlying Fund’s portfolio or the potential for success of the Fund or Underlying Fund. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund or Underlying Fund and its investments and could impact the Fund’s or Underlying Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s or Underlying Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

EQUITY SECURITIES RISK: Each Fund or Underlying Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund or Underlying Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund or Underlying Fund currently values them; the Fund or Underlying Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants to seek to make a liquid, efficient market in the Fund or Underlying Fund, investors in the fund may incur fees and losses, including, but not limited to, upon taking an exit in a position, in the event that the Fund or Underlying Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s or Underlying Fund‘s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of shares and their underlying value.

OWNERSHIP CONCENTRATION RISK: One shareholder or a concentrated group of shareholders may own over 50% of the outstanding voting securities of a Fund. Therefore, material changes to the Fund that require a shareholder vote, such as an investment objective change, could occur if these owners vote for such a change at an annual or special meeting of the security holders of the Trust. Additionally, concentrated ownership in the Fund may result in low trading volumes and large bid-ask spreads, which can negatively impact market liquidity. Redemptions made by a single large shareholder or a concentrated group of shareholders could also significantly affect the economic viability of the Fund to the Adviser.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

MARKET TRADING RISK:

Absence of Active Market. Although Shares of the Funds are listed for trading on one or more stock exchanges, each Fund is a new fund and there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants.

Risk of Secondary Listings. Each Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Shares are not Individually Redeemable

Shares may be redeemed at NAV by each Fund only in large lot sizes known as Creation Units, which are expected to be worth in excess of one million dollars each. The Trust may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with Foreside Fund Services, LLC, as distributor, are authorized to transact in Creation Units with the Funds. These entities are referred to as Authorized Participants. All other persons or entities transacting in Fund Shares must do so in the secondary market.

AUTHORIZED PARTICIPANTS RISK. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, Shares may trade at a material discount to NAV and possibly face trading halts or delisting.

APPLICABLE TO SYNTAX STRATIFIED LARGECAP ETF, SYNTAX STRATIFIED MIDCAP ETF, SYNTAX STRATIFIED SMALLCAP ETF

PASSIVE STRATEGY/INDEX RISK: Each Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, a Fund may hold constituent securities of its underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

APPLICABLE TO THE SYNTAX STRATIFIED LARGECAP II ETF, SYNTAX STRATIFIED U.S. TOTAL MARKET ETF AND SYNTAX STRATIFIED U.S. TOTAL MARKET HEDGED ETF FUNDS

NEW FUND RISK: The Fund, and certain Underlying Funds, are new Funds. As new Funds, there can be no assurance that they will grow to or maintain an economically viable size, which may cause them to experience greater tracking error to the Index, or to the referent indices than they otherwise would at a higher asset level. There can be no assurance regarding Fund or Underlying Fund performance. Either factor may also cause the Fund or Underlying Funds to liquidate.

ACTIVE MANAGEMENT RISK: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful and the Fund may underperform the benchmark due to active management decisions or other reasons.

APPLICABLE TO THE SYNTAX STRATIFIED U.S. TOTAL MARKET ETF AND SYNTAX STRATIFIED U.S. TOTAL MARKET HEDGED ETF FUNDS

PASSIVE STRATEGY/INDEX RISK OF CERTAIN UNDERLYING FUNDS: The Fund may invest in Underlying Funds or Securities that are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because each Underlying Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy. There is no guarantee that each Underlying Fund’s investment results will have a high degree of correlation to those of their respective benchmark or that the Fund will achieve its investment objective.

SEEDING RISK. Contributions-in-kind may qualify for nonrecognition treatment to the contributing parties under Section 351 of the Internal Revenue Code, which would have corresponding consequences for the tax basis to the Fund in those contributed securities. There can be no assurances regarding the value or tax basis of the contributions in kind, which could result in a negative effect on after-tax returns to investors seeding the Fund and Underlying Funds, and/or other investors in the Fund. Additionally, the Fund makes no representations as to whether any of such contributions-in-kind qualify for Section 351 treatment, or as to any ancillary tax consequences. Such investors are urged to consult their own tax advisors.

ACTIVE MANAGEMENT RISK: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful and the Fund may underperform the benchmark due to active management decisions or other reasons.

APPLICABLE TO SYNTAX STRATIFIED U.S. TOTAL MARKET HEDGED ETF FUND

LEVERAGING RISK: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.

OPTIONS RISK: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s sector based investments. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

OPTIONS BASIS RISK: Purchasing exchange-traded put options based upon the S&P 500 Index to hedge against downward movements in the Underlying Funds or Securities creates the risk that the hedge may not be effective because the Underlying Funds or Securities contain more constituents and at different weightings than the S&P 500 Index. At times, the performance of the Underlying Funds and Securities can and will differ from the S&P 500 Index upon which the options are based. The implementation of the Defined Risk Strategy also will involve additional purchases and sales of options based on indices other than the S&P 500, which also could create options basis risk.

Additional Non-Principal Risks

Secondary Market Trading Risk. Shares of each Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem Shares. At such times, Fund Shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to circuit breaker rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of each Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Funds may trade at prices other than NAV. Shares of each Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of a Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund Shares and the underlying value of the Fund’s portfolio holdings or NAV. Also, in times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market for Shares of a Fund and in executing purchase or redemption orders. As a result, the trading prices of a Fund’s Shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because Shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), Syntax believes that large discounts or premiums to the NAV of each Fund are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it more likely that a Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers or Authorized Participants, or to market participants or during periods of significant market volatility, may result in trading prices for Shares of the Fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund Shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Funds through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the spread, that is, the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a distribution, as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

U.S. Tax Risks: To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, a Fund must satisfy certain income, asset diversification and distribution requirements. If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. The tax treatment of certain derivatives is unclear for purpose of determining the Fund’s tax status.

MANAGEMENT

BOARD OF TRUSTEES.  The Board of Trustees is responsible for overseeing the management and business affairs of the Funds. The Board oversees the operations of each Fund by its officers. The Board also reviews management of each Fund’s assets by the investment adviser and sub-advisers. Information about the Board of Trustees and executive officers of the Funds is contained in the SAI.

ADVISER.  Syntax Advisors, LLC (“Syntax” or the “Adviser”) serves as the investment adviser to the Funds and, subject to the supervision of the Board, is responsible for the investment management of the Funds, executed through the selection of the sub-advisers for portfolio management and other agreed upon activities. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program. Syntax has been a registered investment adviser since April 21, 2017. Syntax is owned by Syntax LLC and is controlled by Rory Riggs. As the Funds’ investment adviser, Syntax provides an investment management program for the Funds and manages the investment of the Funds’ assets through sub-advisory relationships. The Adviser’s principal business address is One Liberty Plaza, 46th Floor, New York, NY 10006.

For the services provided to each Fund under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fee set forth below, which is based on a percentage of the Fund’s average daily net assets.

Fund	Advisory Fee
Syntax Stratified LargeCap ETF	0.45%
Syntax Stratified MidCap ETF	0.45%
Syntax Stratified SmallCap ETF	0.45%
Syntax Stratified U.S. Total Market ETF	0.75%
Syntax Stratified U.S. Total Market Hedged ETF	1.00%
Syntax Stratified LargeCap II ETF	0.45%

Syntax Stratified LargeCap ETF, Syntax Stratified LargeCap II ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF: Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Funds, except (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trusts chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (x) extraordinary expenses of the Funds and (xi) fees payable to the Adviser. The payment or assumption by the Adviser of any expense of the Funds that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Funds on any subsequent occasion. The Adviser has agreed to waive a portion of its management fee in an amount equivalent to 0.15%, 0.15%, 0.10% and 0.05% for each of LargeCap ETF, LargeCap II ETF, MidCap ETF and SmallCap ETF, respectively.

Contractual arrangements have been made with Syntax, through one year from the effective date of this prospectus, to waive fees and/or reimburse Fund expenses to the extent that a Fund’s total operating expenses exceed the rates below, excluding, as applicable, (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trusts chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund. These arrangements cannot be terminated prior to one year from the effective date of this prospectus, without the approval of the Funds’ Board of Trustees. Syntax is entitled to reimbursement by a Fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap. A Fund may only make repayments to Syntax if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the Fund’s net expense ratio in place at the time such amounts were waived; and (2) the Fund’s current net expense ratio (before recoupment).

Syntax Stratified U.S. Total Market ETF: Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Fund, except (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (ix) extraordinary expenses of the Fund and (x) fees payable to the Adviser. The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

Syntax Stratified U.S. Total Market Hedged ETF: The Adviser has agreed to waive its fees to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.65%. The Fund has agreed to waive a portion of its management fee in an amount equal to 0.35%.

Syntax Stratified U.S. Total Market ETF and Syntax Stratified U.S. Total Market Hedged ETF: The fee waiver agreement also includes the Adviser’s waiver of any Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in the Adviser’s underlying ETFs and securities. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. The Adviser to the Fund has contractually agreed to reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund in other series of the Trust through May 1, 2022. The contractual waiver may be terminated only upon written agreement of the Trust and the Adviser. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which may not be reflected in the Example Fee Table above.

Contractual arrangements have been made with Syntax, through one year from the effective date of this prospectus, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total operating expenses exceed the rates below, excluding, as applicable, (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (ix) extraordinary expenses of the Fund and (x) fees payable to the Adviser. These arrangements cannot be terminated prior to one year from the effective date of this prospectus, without the approval of the Fund’s Board of Trustees. Acquired Fund Fees and Expenses waiver will not be terminated if the Acquired Fund is a related party to Syntax Advisors (the Adviser) or Funds advised or subadvised by the sub-advisers. Syntax is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap. The Fund may only make repayments to the Syntax if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the Fund’s net expense ratio in place at the time such amounts were waived; and (2) the Fund’s current net expense ratio (before recoupment).

Fund	Total Operating Expenses after Waiver/Reimbursement
Syntax Stratified LargeCap ETF	0.30%
Syntax Stratified MidCap ETF	0.35%
Syntax Stratified SmallCap ETF	0.40%
Syntax Stratified U.S. Total Market ETF	0.35%
Syntax Stratified U.S. Total Market Hedged ETF	0.65%
Syntax Stratified LargeCap II ETF	0.30%

SUB-ADVISERS.  Pursuant to an investment sub-advisory agreement with Syntax, Vantage Consulting Group (“Vantage” or “Sub-Adviser”) serves as the sub-adviser to the Funds and performs the day-to-day management of the assets (equity portfolio only in the case of Syntax Stratified U.S. Total Market Hedged ETF) of the Funds and places orders for the purchase and sale of securities (equity portfolio only in the case of Syntax Stratified U.S. Total Market Hedged ETF) for the Funds. For its services to the Funds, the Vantage is compensated by Syntax. Vantage has been a registered investment adviser since June 2, 1986 and is owned by Mark T. Finn. As of December 31, 2020, Vantage managed approximately $8.3 billion in assets. Vantage’s principal business address is 3500 Pacific Ave., Virginia Beach, VA 23451.

Pursuant to an investment sub-advisory agreement with Syntax, Swan Global Investments, LLC (“Swan” or the “Options Sub-Adviser” and together with Vantage, the “Sub-Advisers”) serves as the options sub-adviser to the Syntax Stratified U.S. Total Market Hedged ETF and performs the day to day management of the Fund’s option strategies and places orders for the purchase and sale of options for the Fund. For its services to the Syntax Stratified U.S. Total Market Hedged ETF, the Options Sub-Adviser is compensated by the Adviser. The Options Sub-Adviser has been an SEC-registered investment adviser since 2010 and is majority owned by Randy Swan. As of December 31, 2020, the Options Sub-Adviser managed approximately $2.6 billion in assets. The Options Sub-Adviser’s principal business address is 1099 Main Ave #206, Durango, CO 81301.

A discussion regarding the Board’s consideration of the investment advisory and sub-advisory agreements for the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF can be found in the Trust’s Annual Report to Shareholders dated December 31, 2019, as applicable. A discussion regarding the Board’s consideration of the renewal of the investment advisory and sub-advisory agreements for the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF will be in the Trust’s Annual Report to Shareholders dated June 30, 2021, as applicable. A discussion regarding the Board’s consideration of the investment advisory and sub-advisory agreements for the Syntax Stratified LargeCap II ETF, Syntax Stratified U.S. Total Market ETF and Syntax Stratified U.S. Total Market Hedged ETF will be found in the Trust’s next Annual or Semi-Annual Report to Shareholders after commencement of operations, as applicable.

PORTFOLIO MANAGERS.  The Funds are managed by the portfolio managers listed below.

Portfolio Managers	Firm	Business Experience over Past 5 Years

James Thomas Wolfe

Syntax Stratified LargeCap ETF

Syntax Stratified MidCap ETF

Syntax Stratified SmallCap ETF

Syntax Stratified U.S. Total Market ETF

Syntax Stratified U.S. Total Market Hedged ETF

Syntax Stratified LargeCap II ETF

	Vantage Consulting Group	Mr. Wolfe currently serves as a portfolio manager (for the equity portfolio for the Syntax Stratified U.S. Total Market Hedged ETF). He has held a variety of positions since joining Vantage in 1988 including trader, operations manager, and systems developer specializing in quantitative modeling, and he is currently head trader. Mr. Wolfe is an investment professional with over 30 years of experience. Mr. Wolfe received his BA from Virginia Wesleyan College in 1983 and an MBA from the College of William and Mary in 1989.

Randy Swan Syntax Stratified U.S. Total Market Hedged ETF	Swan Global Investments, LLC	Mr. Swan is the President and founder of Swan Capital Management and oversees the team that runs all of the firm’s investment activities. Before starting the Sub-Adviser in 2014 and Swan Global Investments, LLC in 1997, Mr. Swan was a Senior Manager for KPMG working in the financial services sector. Mr. Swan is a 1990 graduate of the University of Texas with a BBA and a MPA (Master’s Degree in Professional Accounting).
Robert Swan Syntax Stratified U.S. Total Market Hedged ETF	Swan Global Investments, LLC	Mr. Swan serves as the Chief Operating Officer and a portfolio manager of Swan Capital Management, providing daily oversight of operations, investment management, trading, and the development and maintenance of proprietary technologies enabling the firms to scale and execute the DRS strategy across multiple funds and platforms. Prior to joining affiliated Adviser Swan Global Investments, LLC in 2010 and the sub-adviser in 2014, Mr. Swan worked at Boeing Company as a flight testing and aerodynamics engineer. Mr. Swan graduated from the University of Texas with a BS in Aeronautical and Astronautical Engineering.
Chris Hausman Syntax Stratified U.S. Total Market Hedged ETF	Swan Global Investments, LLC	Mr. Hausman serves as a portfolio manager of the sub-adviser, with responsibility for risk management and assisting in the daily operations and trading for all DRS investments and positions. Prior to joining the Sub-Adviser in 2015, Mr. Hausman served in various roles at Saliba Portfolio Management, including Senior Portfolio Manager, Chief Portfolio Strategist and Director of Trading Operations. Mr. Hausman is a graduate of the University of Pennsylvania’s Wharton School of Business with a BS in Finance, and is also a Chartered Market Technician.
Micah Wakefield Syntax Stratified U.S. Total Market Hedged ETF	Swan Global Investments, LLC	Mr. Wakefield serves as a portfolio manager of the Sub-Adviser, with responsibility for risk management and assisting in the daily management for all DRS investments and positions. Prior to joining the sub-adviser in 2014, Mr. Wakefield spent over five years as director of trading and operations at a financial advisory firm. Mr. Wakefield has a B.A. in Liberal Studies and an MBA from Liberty University. He also holds the Chartered Alternative Investment Analyst designation (CAIA®).

Additional information about the portfolio managers compensation, other accounts managed by the portfolio manager, and the portfolio managers ownership of securities in the Funds is available in the SAI.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company is the Administrator for the Funds, the Transfer Agent to the Funds and the Custodian for the Funds’ assets.

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor of the Fund Shares of each Fund. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in the Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm for the Trust.

Independent Auditors

Ernst & Young, Dublin, Ireland, served as the independent auditors for the Syntax 400 Series and Syntax 500 Series of Syntax Index Series, LP.

Legal Counsel

Chapman and Cutler LLP serves as legal counsel to the Trust and the Funds.

INDEX/TRADEMARK LICENSES AND DISCLAIMER

Syntax LLC, the Index Provider, is affiliated with the Trust and the Adviser. The Adviser (“Licensee”) has entered into license agreements with the Index Provider pursuant to which the Adviser pays a fee to use the Indices. The Adviser is sub-licensing rights to the Indices to the Funds at no charge.

The Syntax Stratified LargeCap Index, Syntax Stratified SmallCap Index, and Syntax Stratified MidCap Index (each an “Index” and collectively the “Indices”) are the property of Syntax LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third-party licensors, including Standard & Poors Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. Calculated by S&P Dow Jones Indices and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Syntax LLC. S&P is a registered trademark of Standard & Poors Financial Services LLC, and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC.

The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds Indices to track general market performance. S&P Dow Jones Indices only relationship to Syntax LLC with respect to the Indices is the licensing of the S&P 500 Index, S&P MidCap 400 Index, and the S&P SmallCap 600 Index and their constituents, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN EXCEPT THOSE ARISING FROM FRAUD OR GROSS NEGLIGENCE ON THE PART OF S&P. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SYNTAX LLC, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Syntax Stratified U.S. Total Market Index is a US All Total Market Index based on exposures to the Syntax Stratified Indices (the Syntax stratified weight LargeCap ETF, MidCap. ETF and SmallCap ETF) that use the constituents of the S&P 500, S&P MidCap 400 & S&P Small Cap 600 Indices. The Index and its methodology were developed by SKK Syntax, LLC (“SKKS”), a joint venture between Syntax, LLC and Shepherd Kaplan Krochuk, LLC (“SKK”). The Index is calculated and maintained by Indxx, LLC. The Adviser has a license agreement with SKKS to use the index weightings in the ETF. The Fund is not sponsored by the third-party licensors of SKKS. “Syntax”, “Stratified Index” and “Stratified Indices” are registered trademarks of Locus LP, and “Shepherd Kaplan” is a registered trademark of SKK and have been licensed for use by Adviser.

1. Trademark Notice & Disclaimer: Disclosure Documents: Without limiting the generality of the disclaimers and limitations of liability set forth in this Agreement, Adviser acknowledges and agrees to the following disclaimer and limitations of liability, and Adviser agrees to prominently include the following trademark notice and disclaimer to the extent Adviser uses or refers to Syntax, SKK, and/or the Marks in any disclosure documents related to the Stratified ETF, such as prospectuses, registration statements, or other documents to be filed with a governmental agency (whether print, online, or other media):

2. The Syntax Stratified U.S. Total Market Index (the “Index”) is developed by SKK Syntax, LLC, which has contracted with Indxx, LLC to calculate and maintain the Index. Adviser has licensed from SKKS the rights to use said index weightings. The Fund is not sponsored by the third-party licensors of SKKS. “Syntax”, “Stratified Index” and “Stratified Indices” are registered trademarks of Locus LP, and “Shepherd Kaplan” is a registered trademark of SKK, and have been licensed for use by Adviser.  SKKS does not make any representation or warranty regarding investment advisability. SKKS’s only relationship to Adviser with respect to the Index is the licensing of certain data. SKKS, Syntax and SKK are not responsible for and have  not participated in the determination of the prices, amount, redemption, or timing of the sale of the ETF, or the determination or calculation of the equation by which the ETF may be converted into cash or other redemption mechanics. SKKS, Syntax and SKK have no obligation or liability in connection with the administration, marketing or trading of the Regulated Fund. Inclusion of a security within the Index is neither a recommendation by SKKS nor Syntax nor SKK, nor is it investment advice.

3. SKKS, SYNTAX AND SKK DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO. SKKS, SYNTAX AND SKK SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. SKKS SYNTAX AND SKK MAKE NO WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL SYNTAX OR SKK BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

Fund Shares are listed for secondary trading on NYSE Arca, Inc. (the “Exchange”) and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Years Day, Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of each Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of each Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of a Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at www.SyntaxAdvisors.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to each Fund. The IOPV calculations are estimates of the value of the Fund’s net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities local market and may not reflect events that occur subsequent to the local markets close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a real-time update of the net asset value per Share of a Fund, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would occur, for example from an investor’s efforts to take advantage of a potential arbitrage opportunity, and would interfere with the efficient implementation of each Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in the large quantities of Creation Units available only from the Fund directly, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.

BOOK ENTRY. Fund Shares are held in book-entry form and no stock certificates are issued. The Depository Trust Company (DTC), through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or street name form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS.  As a shareholder, you are entitled to your share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as distributions.

A Fund typically earns income dividends from stocks. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as income dividend distributions. A Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as capital gain distributions.

Income dividend distributions, if any, for the Funds are generally distributed to shareholders annually, but may vary significantly from period to period. Net capital gains for the Funds are distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code).

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

U.S. FEDERAL INCOME TAXATION

The following is a summary of certain U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code), U.S. Treasury Department regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date of this Prospectus and all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds Shares as capital assets within the meaning of the Internal Revenue Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, and does not address the consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, those who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, non-U.S. shareholders (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in a Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state and local, and non-U.S., tax consequences of investing in Shares, based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the IRS) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country or other taxing jurisdiction. The following information supplements, and should be read in conjunction with, the section in the SAI entitled U.S. Federal Income Taxation.

Tax Treatment of the Funds

Each Fund intends to qualify and elect to be treated as a separate regulated investment company (a RIC) under the Internal Revenue Code. To qualify and remain eligible for the special tax treatment accorded to RICs, a Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Internal Revenue Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that each Fund will qualify for the special tax treatment accorded to RICs.

Each Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the wash sale rules, a Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to U.S. shareholders. For purposes of this discussion, a U.S. shareholder is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, qualified dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. To the extent designated as capital gain dividends by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (net capital gain) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholders holding period in the Fund’s Shares. Distributions of qualified dividend income are, to the extent of the Fund’s current and accumulated earnings and profits, taxed to certain non-corporate Fund shareholders at the rates generally applicable to long-term capital gain, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. Substitute payments received on Fund Shares that are lent out will be ineligible for being reported as qualified dividend income.

Each Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a deemed distribution. In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, the Fund shareholder can claim a tax credit or refund for the shareholders proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholders tax basis in the Shares by an amount equal to the shareholders proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholders tax credit or refund.

The Syntax Stratified U.S. Total Market Hedged ETF’s hedging strategy may reduce or eliminate amounts that would otherwise be treated as qualified dividend income or capital gain dividends. Such dividends are likely to be treated as ordinary dividends.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-deferred return of capital to the extent of the shareholders tax basis in its Shares of the Fund, and generally as capital gain thereafter.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on net investment income in addition to otherwise applicable U.S. federal income tax. Net investment income generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Seeding. Contributions-in-kind may qualify for nonrecognition treatment to the contributing parties under Section 351 of the Internal Revenue Code, which would have corresponding consequences for the tax basis to the Fund in those contributed securities. There can be no assurances regarding the value or tax basis of the contributions in kind, which could result in a negative effect on after-tax returns to investors seeding the Fund and Underlying Funds, and/or other investors in the Fund. Additionally, the Fund makes no representations as to whether any of such contributions-in-kind qualify for Section 351 treatment, or as to any ancillary tax consequences. Such investors are urged to consult their own tax advisors.

Sales of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale or exchange of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, unless the in-kind contribution qualifies for nonrecognition treatment under Section 351 of the Internal Revenue Code, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participants basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the wash sale rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to non-U.S. shareholders. For purposes of this discussion, a non-U.S. shareholder is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

With respect to non-U.S. shareholders of a Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty), subject to certain exceptions for interest-related dividends and short-term capital gain dividends discussed below. U.S. federal withholding tax generally will not apply to any gain realized by a non-U.S. shareholder in respect of a Fund’s net capital gain. Special rules apply with respect to dividends of the Fund that are attributable to gain from the sale or exchange of U.S. real property interests.

In general, all interest-related dividends and short-term capital gain dividends (each defined below) will not be subject to U.S. federal withholding tax, provided that the non-U.S. shareholder furnished the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholders non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. Interest-related dividends generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. Short-term capital gain dividends generally mean dividends designated by the Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In general, subject to certain exceptions, non-U.S. shareholders will not be subject to U.S. federal income or withholding tax in respect of a sale or other disposition of Shares of a Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholding (discussed below), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Back-Up Withholding.

A Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (backup withholding) at a current rate of 28% from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholders U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (FATCA) generally imposes a 30% withholding tax on withholdable payments (defined below) made to (i) a foreign financial institution (FFI), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a non-financial foreign entity (NFFE) unless such NFFE provides certain information about its direct and indirect substantial U.S. owners to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a withholdable payment may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA. Withholdable payments generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

A Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has substantial U.S. owners and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

For a more detailed tax discussion regarding an investment in the Funds, please see the section of the SAI entitled U.S. Federal Income Taxation.

GENERAL INFORMATION

Syntax ETF Trust was organized as a Delaware statutory trust on June 27, 2013. If shareholders of a Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trusts form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of each Fund’s Shares was greater than the Fund’s NAV per Share (i.e. at a premium) and the number of days it was less than the Fund’s NAV per Share (i.e. at a discount) for various time periods is available by visiting the Funds’ website at www.SyntaxAdvisors.com.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services, LLC) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics is on public file with, and is available from, the SEC.

DISTRIBUTION PLAN

The Funds have adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its Shares. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because Rule 12b-1 fees are paid out of a Fund’s assets, over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objectives. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Syntax Stratified LargeCap ETF’s, Syntax Stratified MidCap ETF’s, and Syntax Stratified SmallCap ETF’s financial performance for the Funds’ five most recent fiscal years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

Financial Highlights for the Syntax Stratified LargeCap II ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified U.S. Total Market Hedged ETF are not included in this Prospectus because the Funds had not commenced operations prior to December 31, 2020.

Financial Highlights

Syntax Stratified LargeCap ETF

For a share outstanding throughout each period.

		For the Period
	Year Ended	1/2/19(a)
	12/31/20	to 12/31/19
Net asset value, beginning of period	$50.73	$40.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.88	0.84
Net realized and unrealized gain (loss)	5.29	10.68
Total from investment operations	6.17	11.52
Less Distributions from:
Net investment income	(0.82)	(0.79)
Net realized gains	(0.09)	—
Net asset value, end of period	$55.99	$50.73
Total return(c)	12.18%	28.81	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$41,989	$62,149
Ratios to average net assets:
Total expenses	0.45%	0.80	%(e)
Net expenses(f)	0.30%	0.30	%(e)
Net investment income (loss)(f)	1.83%	1.80	%(e)
Portfolio turnover rate(g)	36%	34	%(d)

(a)	Fund commenced operations on January 2, 2019.
(b)	Per Share numbers have been calculated using the average shares method.
(c)	Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	Net of expenses waived/reimbursed by the Adviser.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights
Syntax Stratified MidCap ETF
For a share outstanding throughout each period.

	For the Period 1/16/20(a) to 12/31/20
Net asset value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.29
Net realized and unrealized gain (loss)	4.22
Total from investment operations	4.51
Less Distributions from:
Net investment income	(0.30)
Net asset value, end of period	$34.21
Total return(c)	15.04	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$3,421
Ratios to average net assets:
Total expenses	0.45	%(e)
Net expenses(f)	0.30	%(e)
Net investment income (loss)(f)	1.10	%(e)
Portfolio turnover rate(g)	52	%(d)

(a)	Fund commenced operations on January 16, 2020.
(b)	Per Share numbers have been calculated using the average shares method.
(c)	Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	Net of expenses waived/reimbursed by the Adviser.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights
Syntax Stratified SmallCap ETF
For a share outstanding throughout each period.

	For the Period 5/28/20(a) to 12/31/20
Net asset value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.20
Net realized and unrealized gain (loss)	13.24
Total from investment operations	13.44
Less Distributions from:
Net investment income	(0.19)
Net realized gains	(0.18)
Net asset value, end of period	$43.07
Total return(c)	44.82	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$17,226
Ratios to average net assets:
Total expenses	0.45%	(e)
Net expenses(f)	0.30%	(e)
Net investment income (loss)(f)	0.93%	(e)
Portfolio turnover rate(g)	40%	(d)

(a)	Fund commenced operations on May 28, 2020.
(b)	Per Share numbers have been calculated using the average shares method.
(c)	Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	Net of expenses waived/reimbursed by the Adviser.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Each Fund’s SAI and the annual and semi-annual reports to shareholders, each of which are filed with the SEC, provide more information about each Fund. The SAI contains the financial statements of the 400 Series for the year ended December 31, 2020, which should be read in conjunction with this Prospectus. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the Fund’s last fiscal year, as applicable. The SAI and the financial statements included in the Trust’s annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, Three Canal Plaza, Suite 100, Portland, Maine, 04101, by visiting the Funds’ website at www.SyntaxAdvisors.com or by calling the following number: (866) 972-4492.

Investor Information:

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SECs website (http://www.sec.gov). You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Funds in writing to Syntax Advisors, LLC at One Liberty Plaza, 46th Floor, New York, NY 10006 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Investment Company Act File No.:

811-23227

SYNTAX ETF TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the Trust dated May 1, 2021, as it may be revised from time to time (the “Prospectus”).

Fund	Ticker
SYNTAX STRATIFIED LARGECAP ETF	SSPY
SYNTAX STRATIFIED MIDCAP ETF	SMDY
SYNTAX STRATIFIED SMALLCAP ETF	SSLY
SYNTAX STRATIFIED U.S. TOTAL MARKET ETF	SYUS
SYNTAX STRATIFIED U.S. TOTAL MARKET HEDGED ETF	SHUS
SYNTAX STRATIFIED LARGECAP II ETF	SPYS

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, Maine, 04101, by visiting the Funds’ website at www.SyntaxAdvisors.com or calling (866) 972-4492.

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Table of Contents

GENERAL DESCRIPTION OF THE TRUST	3
ADDITIONAL INDEX INFORMATION	4
INVESTMENT POLICIES	6
SPECIAL CONSIDERATIONS AND RISKS	10
INVESTMENT RESTRICTIONS	14
EXCHANGE LISTING AND TRADING	16
MANAGEMENT OF THE TRUST	17
BROKERAGE TRANSACTIONS	37
PORTFOLIO TURNOVER RATE	38
BOOK ENTRY ONLY SYSTEM	39
DETERMINATION OF NET ASSET VALUE	49
DIVIDENDS AND DISTRIBUTIONS	49
U.S. FEDERAL INCOME TAXATION	50
CAPITAL STOCK AND SHAREHOLDER REPORTS	59
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
INDEPENDENT AUDITORS	59
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – COMMERCIAL PAPER RATINGS	B-1

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of six investment series (the “Funds”). The Trust was organized as a Delaware statutory trust on June 27, 2013. The offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (“Securities Act”). The investment objective of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF is to provide investment results that, before fees and expenses, correspond to the total return, of a specified market index (the “Index”). The investment objective of the Syntax Stratified LargeCap II ETF is to obtain capital growth that meets or exceeds the performance of the S&P 500® Index (“S&P 500”) by investing in securities that provide U.S. large capitalization (“large cap”) equity market exposure. The investment objective of the Syntax Stratified U.S. Total Market ETF is to obtain capital growth that meets or exceeds the performance of the S&P Composite 1500® Index (the “1500 Index”) by investing in exchange-traded funds or underlying securities that provide Stratified WeightTM U.S. total equity market exposure. The investment objective of the Syntax Stratified U.S. Total Market Hedged ETF is to obtain capital growth that meets or exceeds the performance of the 1500 Index over a full market cycle by investing in exchange-traded funds or underlying securities that provide Stratified WeightTM U.S. total equity market exposure to companies in the 1500 Index while seeking risk-managed growth via a defined risk hedging process. Syntax Advisors, LLC (“Syntax” or the “Adviser”) serves as the investment adviser for the Funds. Vantage Consulting Group (“Vantage” or the “Equity Sub-Adviser”) serves as the investment sub-adviser for the Syntax Stratified LargeCap ETF (the “LargeCap ETF”), Syntax Stratified LargeCap II ETF (the “LargeCap II ETF”), Syntax Stratified MidCap ETF (the “MidCap ETF”), Syntax Stratified SmallCap ETF(the “SmallCap ETF”), Syntax Stratified U.S. Total Market ETF (the “Total Market ETF”), and Syntax Stratified U.S. Total Market Hedged ETF (the “Total Market Hedged ETF”) (equity only). In addition to Vantage, Swan Global Investments, LLC (“Swan” or the “Options Sub-Adviser,” and together with Vantage, the “Sub-Advisers”) sub-advises the options strategy for the Syntax Stratified U.S. Hedged Equity ETF. Syntax, Vantage and Swan are referred collectively as “Advisers”)

The Funds offer and issue Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities included in their respective index (“Deposit Securities”), as described below, together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (“Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of 25,000 Shares, as set forth in the Prospectus.

Shares may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

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ADDITIONAL INDEX INFORMATION

The Syntax Stratified LargeCap Index, the Syntax Stratified MidCap Index, and the Syntax Stratified SmallCap Index (each an “Index”, collectively the “Indices”) are the Stratified Weight versions, as described below, of the widely used S&P500® Index, S&P MidCap 400® Index, S&P SmallCap 600® Index, respectively. Each Index holds the same constituents as its corresponding index, S&P 500, S&P MidCap 400, S&P SmallCap 600, but the weight of each company in the Index is based on Syntax’s patented methodology to control exposure to related business risks (RBRs). Total Market ETF and Total Market Hedged ETF intend to invest in other ETFs that are managed by the Adviser (the “Underlying Funds”) and that certain of the ETFs that track, or are correlated to, certain of the indices described above. Total Market ETF and Total Market Hedged ETF may invest in other ETFs managed by the Adviser that are not included in this Statement of Additional Information. For a description of the Underlying Funds’ investment strategies, policies, risks and expenses please see the Underlying Funds’ prospectuses and statements of additional information, which are available without charge on the Funds’ website at www.SyntaxAdvisors.com.

The Indices were developed and are maintained in accordance with the following criteria: (1) each of the component securities in each Index is a constituent company of the S&P500® Index, S&P MidCap 400® Index, S&P SmallCap 600® Index, as applicable; and (2) the Indices are calculated by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) based on methodology proprietary to Syntax, LLC an affiliate of the investment adviser (the “Index Provider”), using a stratification methodology. The Index Provider publishes information regarding the market value of each Index. For more information, please visit the Funds’ website at www.SyntaxAdvisors.com.

Syntax Stratified Weight Indices (“Stratified Indices”) represent a major breakthrough in passive index weighting methodology in that they are designed (e.g. the products/services the company makes/provides, the customers or end users the company sells to, or the inputs that it utilizes to make its product or service) to control for the negative impacts of related business risks. When two or more companies’ earnings are affected by the same fundamental drivers, we say that they share a related business risk. Stratified Indices utilize a proprietary functional information system (“FIS”) developed by Syntax, LLC, to identify related business risks and implement a patented stratified weighting methodology that seeks to control for the inadvertent overweighting of related business risk that regularly occurs in capitalization-weighted and equal-weightedindices. To learn more about FIS, please visit www.SyntaxAdvisors.com.

Stratified Indices are a new class of passive indexing that seeks to mitigate the negative impacts of overweighting related business risks without sacrificing upside performance in normal markets. Stratified Indices, together with capitalization-weight and equal-weight indices, form a complementary suite of index weighting methods that each provide a different measure of market performance. Capitalization-weight indices measure aggregate market performance, equal-weight indices measure average company performance, and Stratified Indices measure diversified business performance. Each is an important market benchmark that offers different perspectives.

The investment objective of every Stratified Index is to deliver returns consistent with the performance objectives of the underlying companies that make up the index. By using FIS and stratification to control for exposure to related business risks, Stratified Indices are designed to improve the tracking of the actual medium-to long-term performance of groups of companies and provide results that are the product of effective diversification, rather than the overweighting of one or more outperforming groups. Because FIS defines the related business risks, Stratified Indices are built as a more stable composite of those functional parts. While the major cap-weighted indices are designed to be a proxy for the total market, Syntax, LLC believes that the Stratified Indices serve as a better basis for medium-to-long-term investments in index-tracking funds. Compared to capitalization weighted indexes, the Stratified approach may provide the following potential advantages: reduce the negative impact of a significant correction in an overweight sector; increase the chance of participating in all sectors during a market rally; and capture a fuller range of market opportunities.

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Disclaimer

Syntax, LLC, the Index Provider, is affiliated with the Trust and is the parent of the Adviser. The Adviser (“Licensee”) has entered into license agreements with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Indices to the Funds at no charge.

Each of Syntax Stratified LargeCap Index, the Syntax Stratified MidCap Index, and the Syntax Stratified SmallCap Index is the property of Syntax, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third-party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Syntax, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Syntax, LLC with respect to the Indices is the licensing of the S&P 500® Index, S&P MidCap 400® Index, S&P SmallCap 600® Index, and their constituents, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to each Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within each Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN EXCEPT THOSE ARISING FROM FRAUD OR GROSS NEGLIGENCE ON THE PART OF S&P. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SYNTAX, LLC, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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The Syntax Stratified U.S. Total Market Index (the “Total Market Index”) is a US All Total Market index based on exposures to the Syntax Stratified Indices (the Syntax stratified weight LargeCap ETF, MidCap. ETF and SmallCap ETF) that use the constituents of the S&P 500, S&P MidCap 400 & S&P Small Cap 600 Indices. The Index and its methodology was developed by SKK Syntax, LLC (“SKKS”): a joint venture between Syntax, LLC and Shepherd Kaplan Krochuk, LLC (“SKK”). The Total Market Index is calculated and maintained by Indxx, LLC. The Adviser has a license agreement with SKKS to use the index weightings in the ETF. The Fund is not sponsored by the third-party licensors of SKKS. “Syntax”, “Stratified Index” and “Stratified Indices” are registered trademarks of Locus LP, and “Shepherd Kaplan” is a registered trademark of SKK and have been licensed for use by the Adviser.

1. Trademark Notice & Disclaimer: Disclosure Documents: Without limiting the generality of the disclaimers and limitations of liability set forth in this Agreement, Adviser acknowledges and agrees to the following disclaimer and limitations of liability, and Adviser agrees to prominently include the following trademark notice and disclaimer to the extent Adviser uses or refers to Syntax, SKK, and/or the Marks in any disclosure documents related to the Stratified ETF, such as prospectuses, registration statements, or other documents to be filed with a governmental agency (whether print, online, or other media):

2. The Total Market Index is developed by SKK Syntax, LLC, which has contracted with Indxx, LLC to calculate and maintain the Total Market Index. Adviser has licensed from SKKS the rights to use said index weightings. The Fund is not sponsored by the third-party licensors of SKKS. “Syntax”, “Stratified Index” and “Stratified Indices” are registered trademarks of Locus LP, and “Shepherd Kaplan” is a registered trademark of SKK, and have been licensed for use by the Adviser.  SKKS does not make any representation or warranty regarding investment advisability. SKKS’s only relationship to the Adviser with respect to the Total Market Index is the licensing of certain data. SKKS, Syntax and SKK are not responsible for and have  not participated in the determination of the prices, amount, redemption, or timing of the sale of the ETF, or the determination or calculation of the equation by which the ETF may be converted into cash or other redemption mechanics. SKKS, Syntax and SKK have no obligation or liability in connection with the administration, marketing or trading of the Regulated Fund. Inclusion of a security within the Total Market Index is neither a recommendation by SKKS nor Syntax nor SKK, nor is it investment advice.

3. SKKS, SYNTAX AND SKK DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO. SKKS, SYNTAX AND SKK SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. SKKS SYNTAX AND SKK MAKE NO WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL SYNTAX OR SKK BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES.

INVESTMENT POLICIES

INVESTMENT STRATEGIES

The following contains more detailed information about the types of instruments in which the Funds may invest or hold.

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DIVERSIFICATION STATUS

Each Fund is classified as a “diversified” investment company under the 1940 Act.

ACTIVE MANAGEMENT

The LargeCap II ETF, Total Market ETF and Total Market Hedged ETF are each actively managed and provides Adviser and/or Sub-Advisers discretion regarding security selection and weighting subject to restrictions and strategies enumerated in the Prospectus and herein.

EQUITY SECURITIES

Equity securities in which the Funds invest, or hold, include common stocks and preferred stocks and securities convertible into common stocks, including, but not limited to, options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

PREFERRED STOCK

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

EXCHANGE TRADED FUNDS.

Within its equities strategy, Total Market ETF and Total Market Hedged ETF may invest in equity exchange traded funds (“ETFs”) issued by the Adviser. The LargeCap ETF, LargeCap II ETF, MidCap ETF, the SmallCap ETF, the Total Market ETF, and Total Market Hedged ETF may invest in equity ETFs. ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts. ETFs typically have two markets. The primary market is where institutions swap “creation units” in block multiples of, for example, 50,000 shares for in-kind securities and cash. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange at then-current market prices. This is different from open-ended mutual funds that are not traded on an exchange at market prices but are bought or sold at their current NAV calculated once a day after the close of trading hours.. ETFs share many similar risks with open-end and closed-end funds.

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SECURITIES OPTIONS

Total Market Hedged ETF may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®.

Options on stock indices are currently traded on the NYSE, the American Stock Exchange and the NASDAQ PHLX. The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

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Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not seek to enter into any such transactions unless they own either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by the Custodian until repurchased. No more than an aggregate of 15 percent of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

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OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

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The principal trading market for some of the securities in the Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

OPTIONS RISKS

Total Market Hedged ETF may purchase and write (i.e., sell) put and call options. There are several additional risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser and Options Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Attempts to hedge may be partially ineffective due to divergences in composition and/or weighting between the equity strategy of the Fund and the underlying instruments of the options strategy. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

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The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy their obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that they have purchased, they would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

ILLIQUID AND RESTRICTED SECURITIES

Total Market Hedged ETF may be seeded with, receive contributions-in-kind associated with, or invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund. For more information on tax risks, see “U.S. FEDERAL INCOME TAXATION” below.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CYBER SECURITY RISK

Each Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact a Fund and in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Funds’ third-party service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invest may subject the Fund to many of the same risks associated with direct cyber security breaches.

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INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67 percent or more of the voting securities of the Fund present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50 percent of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1.	Change its investment objective;

2.	Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3.	Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

4.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund’s assets);

5.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

Each Fund, except Total Market Hedged ETF, may not:

1.	Sell securities short; or

2.	Invest in commodities or commodity contracts, except that each Fund may transact in exchange traded futures contracts on securities, stock indices and options on such futures contracts and make margin deposits in connection with such contracts.

LargeCap ETF, MidCap ETF and SmallCap ETF may not:

1.	Concentrate its investments in securities of issuers in the same industry, except the Fund will concentrate, as necessary to approximate the composition of the Fund’s underlying Index (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

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LargeCap II ETF, Total Market Hedged ETF may not:

1.	Concentrate its investments in securities of issuers in the same industry (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

Total Market ETF may not:

1.	Concentrate its investments in securities of issuers in the same industry, except the Fund will concentrate as necessary in the period between seeding and the first reweighting, and/or to approximate the composition of the Fund’s referent indices for the Underlying Funds in aggregate—the Syntax Stratified LargeCap, Syntax Stratified MidCap ETF, and the Syntax Stratified SmallCap ETF (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

Total Market Hedged ETF may not:

1.	Sell securities short within its equities strategy, although the Fund may sell options short; or

2.	Invest directly in commodities or commodity contracts except that the Fund may transact in exchange traded futures contracts on securities, stock indices and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund:

1.	Will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views.

2.	Will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

 LargeCap ETF, MidCap ETF and SmallCap ETF:

1.	The Syntax Stratified LargeCap ETF and Syntax Stratified MidCap ETF will, under normal circumstances, invest at least 95% of its total assets in common stocks that compose its relevant Index. Prior to any change in the Fund’s 95% investment policy, the Fund will provide shareholders with 60 days written notice. The Syntax Stratified SmallCap ETF will, under normal circumstances, invest at least 80% of total assets in common stocks that compose its relevant Index. Prior to any change in each respective 80% investment policy, the Fund will provide shareholders with 60 days written notice.

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2.

Will not invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

LargeCap II ETF, Total Market ETF and Total Market Hedged ETF:

1.	Will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives (in the case of Total Market Hedged) that have similar economic characteristics to such securities. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

2.	Will not invest in securities issued by other investment companies that are not affiliated ETFs so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Total Market ETF and Total Market Hedged ETF have the ability to exceed these percentages with respect to investments in affiliated ETFs.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

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The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their year of birth, principal occupations over the past five years, length of time served, total number of portfolios overseen in the fund complex, public and fund directorships held and other positions and their affiliations, if any, with the Adviser, are listed below:

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TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees
Deborah Fuhr (1959)	Independent Trustee	Term: Unlimited Trustee since 2018	Co-Founder and Managing Partner, ETFGI LLP (research and consulting) (2012 to present);	6	Co-Founder and Board Member, Women in ETFs (Not for Profit) (2014 to present); Co-founder and Board Member, Women in ETFs Europe Limited (Educational Association) (2015 to present)
George Hornig (1954)	Independent Trustee and Chairman of the Audit Committee	Term: Unlimited Trustee since 2018	Managing Member, George Hornig, LLC (2017 to present) (investments); Director, Forrester Research, Inc. (technology research company) (1996 to 2018); Senior Managing Director and Chief Operating Officer, Pinebridge Investments (investment adviser) (2010 to 2016).	6	Director, Daniel J. Edelman Holding (2016 to present) (communications marketing firm); Director, Xometry (advanced manufacturing platform business) (2014 to present); Director, KBL Merger Corp IV (2017 to present) (healthcare acquisition corp).

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Richard Lyons (1961)	Lead Independent Trustee and Chairman of the Nominating and Governance Committee	Term: Unlimited Trustee since 2018	Chief Innovation and Entrepreneurship Officer, UC Berkeley (since 2020); Director (2013 to 2016), Matthews A Share Selections Fund, LLC (mutual funds); Professor and William & Janet Cronk Chair in Innovative Leadership (2019), Dean (2008-19), Haas School of Business, UC Berkeley; Haas School of Business, UC Berkeley; Chief Learning Officer (2006 to 2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005 to 2006), Acting Dean (2004 to 2005), Professor (2000 to 2004), Associate Professor (1996 to 2000), Assistant Professor (1993 to 1996), Haas School of Business, UC Berkeley.	6	Trustee, Matthews International Funds (2009 to present)

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stewart Myers (1940)	Independent Trustee	Term: Unlimited Trustee since 2018	Professor, MIT Sloan School of Management (since 2015); Director, Entergy Corp. (2009 to 2015); Principal, The Brattle Group, Inc. (since 1991).	6
Interested Trustees*
Rory Riggs (1953)	Trustee and Chief Executive Officer	Term: Unlimited Trustee since 2017	Founder and Chief Executive Officer, Locus Analytics, LLC (since 2010) (data analytics); Founder and Chief Executive Officer, Syntax Advisors, LLC (Since 2013) (investment advisor); Chief Executive Officer and Founder of Syntax LLC (Since 2009) (index provider and financial analytics management company for Syntax Advisors);	6	Director and Co-Founder, Royalty Pharma (1996 to present) (biopharmaceuticals); Chairman and Co-Founder, Cibus Global, Ltd. (2012 to present) (gene editing agriculture); Director StageZero Life Sciences, fka GeneNews Limited (2000 to present); Director, Intra-Cellular Therapies, Inc. (since 2014); Director, FibroGen, Inc. (1993 to present).

*	*Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Riggs and Ms. Cuocolo are deemed to be interested persons due to their senior leadership positions with the Funds’ investment adviser (Syntax Advisors, LLC) and its Parent (Syntax LLC).

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Kathy Cuocolo (1952)	Trustee and President	Term: Unlimited Trustee since 2018	President and Senior Vice President, Syntax Advisors, LLC and predecessor companies (2014 to present); Managing Director, Head of Global ETF Services, BNY Mellon (2008 to 2013); Executive Vice President, State Street (1982 to 2003); Director, Guardian Life Family of Funds (2005 – 2007); Select Sector Trust, Chairman (2000 to 2007); Director, The China Fund (1999 to 2003).	6	Greenbacker Renewable Energy LLC, Audit Chair (2013 to present); Trustee, Monterey Capital (2021 to present) (acquisition corp.).

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
OFFICERS
Rory Riggs (1953)	Chief Executive	Since 2018	See Trustee table above
Kathy Cuocolo (1952)	President	Since 2018	See Trustee table above
David Jaffin (1954)	Treasurer	Since 2019	Partner, B2B CFO® (January 2019 to present); Chief Financial Officer, Poliwogg Holdings, Inc. (October 2012 to August 2018).

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Carly Arison (1990)	Secretary	Since 2018	Senior Vice President, Vice President, and Manager, Syntax Advisors, LLC and predecessor companies (2012 to present)
Brandon Kipp (1983)	Chief Compliance Officer	Since 2019	Director, Foreside Financial Group, LLC (since May 2019); Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (from July 2017 to May 2019); Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017).

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., Sub-Advisers are responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which each Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, Sub-Advisory Agreements with the Sub-Advisers, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from Fund service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of a Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are 6 members of the Board of Trustees, 4 of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Riggs, an Interested Trustee, serves as Chairman of the Board to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. Mr. Lyons serves as Lead Independent Trustee and is a spokesperson for and leader of the Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

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The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee and the Nominating and Governance Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Rory Riggs: Rory Riggs is the CEO and Founder of Syntax Advisors, LLC.

Rory’s idea for Syntax Stratified Indices came from his career in healthcare and the industry’s statistical use of population sampling and stratification across sub-populations to control for inadvertent biases in clinical trial results. To address the potential of similar biases in index results, he and his team identified a new risk category called related business risks; developed a new classification system with which to identify and group related business risk; and implemented a stratified weighting methodology to control for the inadvertent over-weighting of related business risks that regularly occur capitalization-weight and equal-weight methodologies. Using this Stratified Weight methodology, Syntax operates a family of Syntax Stratified Indices that includes a Stratified Syntax LargeCap, MidCap Index and Small Cap Index that provide Stratified Weight versions of the widely-followed S&P 500, the S&P MidCap 400 and S&P SmallCap 600.

Prior to founding Syntax Advisors, and its parents Syntax LLC and Locus LP, Rory has been involved in the creation and development of many successful companies in healthcare and bio-technology. These companies include: Royalty Pharma; Fibrogen, Inc.; Cibus, LLC; GeneNews Ltd., Sugen, Inc. and eReceivables Inc. He is currently a director and co-founder of Royalty Pharma, the largest investor in revenue-producing intellectual property, principally royalty interests in marketed and late-stage development biopharmaceutical products. Royalty Pharma plc is listed on the NASDAQ exchange. In addition, Rory is Chairman and Co-founder of Cibus Global, the leader in non-transgenic (non-GMO) gene editing in agriculture. He also served as the president and director of Biomatrix Corporation (NYSE: BXM) where he launched Synvisc, an important product in the treatment of osteoarthritis.

Rory received a BA from Middlebury College and an MBA from Columbia University.

Kathy Cuocolo: Kathy Cuocolo is president of Syntax ETF Trust and has served as President and Senior Vice President of Syntax Advisors, bringing over 30 years of experience in the asset management and ETF industry to Syntax.

Prior to Syntax, Kathy was Managing Director, Head of Global ETF Services at BNY Mellon. Before BNY, Kathy spent 22 years at State Street Corporation, where she rose to Executive Vice President. While at State Street, Kathy brought the first ETF to market, the S&P 500 SPDR, as well as several of the other early ETF products such as the Select Sector SPDR, the Dow Diamond, and CountryBaskets. She began her career at PricewaterhouseCoopers as an audit and consulting manager. She is a Board Member and Audit Chair of Greenbacker Renewable Energy LLC and has been on the Boards of Select Sector SPDRs, The China Fund and Guardian Family of Funds.

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Kathy received her B.A. in Accounting Summa Cum Laude from Boston College and is a Certified Public Accountant in Massachusetts.

George Hornig: George Hornig has had a career as a senior operating officer in the financial services industry (asset management, investment banking, insurance and fin-tech).

From 2010 - 2016, George was a Senior Managing Director of PineBridge Investments. George led the restructuring of the operations of this former division of AIG Insurance to make it an independent company after its divestiture. Prior to joining PineBridge, George spent 11 years at Credit Suisse Asset Management as Global Chief Operating Officer. Prior to that, he was Executive Vice President and Chief Operating Officer, Americas, at Deutsche Bank. In 1988, he was a co-founder and Chief Operating Officer of Wasserstein Perella and Company, following his tenure at The First Boston Corp. George also practiced law for two years at Skadden Arps at the start of his career. In addition, George’s career has spanned investments, management and advisor in industries as diverse as health care, manufacturing and the outsourcing of business services, social media, cybersecurity, augmented reality, and e-waste management. Presently he is managing a portfolio of acquisition transactions and venture capital investments. Also he is the Chairman of KBL Merger Corp IV (healthcare industry SPAC), a Director of Edelman (communications marketing firm), and a Director of Xometry (advanced manufacturing platform business). From 1992 to 2012, he was a Director of Unity Mutual Life and from 1996 to 2018, he was a Director of Forrester Research and Chairman of the Audit Committee.

George received his AB in Economics from Harvard College, his MBA from Harvard Business School and his JD from Harvard Law School.

Deborah Fuhr: Deborah Fuhr is the managing partner and co-founder of ETFGI. Previously she served as global head of ETF research and implementation strategy and as a managing director at BlackRock/Barclays Global Investors from 2008-2011. Fuhr also worked as a managing director and head of the investment strategy team at Morgan Stanley in London from 1997-2008, and as an associate at Greenwich Associates.

Deborah Fuhr is the recipient of the 2014 William F. Sharpe Lifetime Achievement Award for outstanding and lasting contributions to the field of index investing, the Nate Most Greatest Contributor to the ETF industry award, and the ETF.com Lifetime achievement award. She has been named as one of the “100 Most Influential Women in Finance” by Financial News in 2014, 2013, 2012, 2009, 2008 and 2007. Ms. Fuhr won the award for the Greatest Overall Contribution to the development of the Global ETF industry in the ExchangeTradedFunds.com survey in 2011 and 2008, Ms. Fuhr is one of the founders and on the board of Women in ETFs and is on the board of Cancer Research UK’s ‘Women of Influence’ initiative to support female scientists. Ms. Fuhr is on the editorial board of the Journal of Indexes, and Money Management Executive; the advisory board for the Journal of Index Investing; and the investment panel of experts for Portfolio Adviser, the FTSE ICB Advisory Committee, the NASDAQ listing and hearing review council, the International Advisory Committee for the Egyptian Exchange, and the University of Connecticut School of Business International Advisory Board.

She holds a BS degree from the University of Connecticut and an MBA from the Kellogg School of Management at Northwestern University.

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Richard Lyons: Richard Lyons is Chief Innovation and Entrepreneurship Officer at UC Berkeley, and previously served as the dean of the Haas School of Business, UC Berkeley, where he held the Bank of America Dean’s Chair.

Prior to becoming dean in July 2008, he served as the chief learning officer at Goldman Sachs in New York, a position he held since 2006. As chief learning officer, Rich was responsible for leadership development among the firm’s managing directors. Prior to Goldman Sachs, Rich served as acting dean of the Haas School from 2004 to 2005 and as executive associate dean and Sylvan Coleman Professor of Finance from 2005 to 2006.

He received his BS with highest honors from UC Berkeley (finance) and his Ph.D. from MIT (economics). Before coming to Haas, Professor Lyons spent six years on the faculty at Columbia Business School. His teaching expertise is in international finance.

Stewart Myers: Stewart C. Myers is the Robert C. Merton (1970) Professor of Finance, Emeritus at the MIT Sloan School of Management.

Mr. Myers is past President of the American Finance Association, a Research Associate at the National Bureau of Economic Research and a principal of the Brattle Group, Inc. His textbook Principles of Corporate Finance (12th ed., with Richard Brealey and Franklin Allen) is known as the “bible” of financial management. His research focuses on the valuation of real and financial assets, corporate finance and financial aspects of government regulation of business. He introduced both the tradeoff and pecking order theories of capital structure and was the first to recognize the importance of real options in corporate finance. Myers is the author of influential research papers on many topics, including adjusted present value (APV), rate of return regulation, capital allocation and risk management in banking and insurance, real options, payout policy, and moral hazard and information issues in financing decisions. He has served as a director of Entergy Corporation and CAT Ltd. and as a manager of the Cambridge Endowment for Research in Finance.

He holds an AB from Williams College and an MBA and a PhD from Stanford University.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC and do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays, in the aggregate, each Independent Trustee an annual fee of $25,000. Trustee fees are allocated between the Funds in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. George Hornig serves as Chairperson. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee was established on March 28, 2018. During the fiscal year ended December 31, 2020, the Audit Committee met three times.

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Nominating and Governance Committee. The Board has established a Nominating and Governance Committee consisting of all Independent Trustees. Richard Lyons serves as Chairperson. The responsibilities of the Nominating and Governance Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Funds; (3) periodically review Trustee compensation, (4) annually review committee and committee chair assignments, (5) annually review the responsibilities and charter of each committee, (6) to plan and administer the Board’s annual self-evaluation, (7) annually consider the structure, operations and effectiveness of the Nominating and Governance Committee, and (8) at least annually evaluate the independence of counsel to the Independent Trustees. The Nominating and Governance Committee was established on March 28, 2018. During the fiscal year ended December 31, 2020, the Nominating and Governance Committee met one time.

The Trustees adopted the following procedures with respect to the consideration of nominees recommended by security holders.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

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4.	The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

OWNERSHIP OF FUND SHARES

As of December 31, 2020, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Advisers, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2020.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Deborah Fuhr	None	None
George Hornig	$0-$10,000 – LargeCap ETF $0-$10,000 – MidCap ETF $10,001-$50,000 – SmallCap ETF	$10,001-$50,000
Richard Lyons	$10,001-$50,000 – LargeCap ETF	$10,001-$50,000
Stewart Myers	Over $100,000 – LargeCap ETF	Over $100,000
Interested Trustees:
Rory Riggs	Over $100,000 – LargeCap ETF $10,001-$50,000 – MidCap ETF	Over $100,000
Kathy Cuocolo	Over $100,000 – LargeCap ETF $0-$10,000 – MidCap ETF $50,001-$100,000 – SmallCap ETF	Over $100,000

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CODE OF ETHICS. The Trust, the Adviser, the Sub-Advisers and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services, LLC) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics, filed as an exhibit to the Trust’s registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICY. The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Sub-Adviser. The Equity Sub-Adviser’s proxy voting policy is attached at the end of this SAI as Appendix A. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling (866) 972-4492; (2) on the Funds’ website at www.SyntaxAdvisors.com; and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for each Fund’s shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

Syntax Advisors, LLC (“Syntax” or “Adviser”) acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser’s principal address is One Liberty Plaza, 46th Fl. New York, NY 10006. The Adviser is a wholly-owned subsidiary of Syntax, LLC.

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Large Cap ETF, MidCap ETF, SmallCap ETF and LargeCap II ETF. For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund.

Total Market ETF. For the services provided to the Funds under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund.

Total Market Hedged ETF. For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. Under the Investment Advisory Agreement, the Adviser has agreed to waive its fees to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.65%.

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The net advisory fees paid to the Adviser for the LargeCap ETF for the period from the commencement of operations on January 2, 2019 to fiscal year ended December 31, 2019, were $156,763. Total advisory fees were $235,145, of which $78,382 were waived. The net advisory fees paid to the Adviser for the LargeCap ETF for fiscal year ended December 31, 2020, were $94,489. Total advisory fees were $141,733, of which $47,244 were waived. The net advisory fees paid to the Adviser for the MidCap ETF and the SmallCap ETF for the period from the commencement of operations on January 16, 2020 and May 28, 2020 to fiscal year ended December 31, 2020, were $7,862 and $25,104, respectively. Total advisory fees were $11,793 and $37,656, respectively, of which $3,931 and $12,552, respectively, were waived. The Adviser compensation information for the last three fiscal years for the LargeCap II ETF, Total Market Hedged ETF and Total Market Hedged ETF have been omitted because those Funds had not commenced investment operations as of December 31, 2020.

Large Cap ETF, MidCap ETF, SmallCap ETF and LargeCap II ETF. Syntax has agreed to waive its fees and/or absorb expenses of the Funds to ensure that Total Annual Operating Expenses (excluding, as applicable, (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Funds) do not exceed the rates below. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if the Fund is able to make the payment without exceeding the applicable expense limitation. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Fund	Total Operating Expenses after Waiver/Reimbursement
Syntax Stratified LargeCap ETF	0.30%
Syntax Stratified MidCap ETF	0.35%
Syntax Stratified SmallCap ETF	0.40%
Syntax Stratified LargeCap II ETF	0.30%

Total Market ETF and Total Market Hedged ETF. Syntax has agreed to waive its fees to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed the rates below.

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The fee waiver agreement also includes the Adviser’s waiver of 30 basis points of Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in underlying ETFs and securities. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. The Adviser to the Fund has contractually agreed to reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund in other series of the Trust through May 1, 2022. The contractual waiver may be terminated only upon written agreement of the Trust and the Adviser. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which may not be reflected in the Example Fee Table above. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the first of the month in which fees are waived or reimbursed, if on any particular business day of the Fund, such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived; or (ii) the current expense cap noted above. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees. If the Adviser decides to terminate the fee waiver agreement, it will provide written notice on the Fund’s website at least 60 calendar days in advance of the termination date.

Fund	Total Operating Expenses after Waiver/Reimbursement
Syntax Stratified U.S. Total Market ETF	0.35%
Syntax Stratified U.S. Total Market Hedged ETF	0.65%

A discussion regarding the Board’s consideration of the investment advisory and sub-advisory agreements for the LargeCap ETF, MidCap ETF, and SmallCap ETF can be found in the Trust’s Annual Report to Shareholders dated December 31, 2019, as applicable. A discussion regarding the Board’s consideration of the renewal of the investment advisory and sub-advisory agreements for the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF will be in the Trust’s Annual Report to Shareholders dated June 30, 2021, as applicable. A discussion regarding the Boards consideration of the investment advisory and sub-advisory agreements for the LargeCap II ETF, Total Market ETF and Total Market Hedged ETF will be found in the Trust’s next Annual or Semi-Annual Report to Shareholders after commencement of operations, as applicable.

SUB-ADVISERS

Vantage Consulting Group (“Vantage” or the “Equity Sub-Adviser”), 3500 Pacific Ave. Virginia Beach, VA 23451, serves as the investment sub-adviser for the Funds pursuant to an Investment Sub-Advisory Agreement between the Adviser and Vantage, dated March 2, 2018 (referred to as a “Sub-Advisory Agreement). The Equity Sub-Adviser is responsible for placing purchase and sale orders and shall make investment decisions for each Fund, subject to the supervision by the Adviser. For its services, the Equity Sub-Adviser is compensated by the Adviser.

Swan Global Investments, LLC (“Swan” or the “Options Sub-Adviser”), 1099 Main Ave #206, Durango, CO 81301, serves only as the investment sub-adviser for the options strategy of the Syntax Stratified U.S. Hedged Equity ETF pursuant to an Investment Sub-Advisory Agreement between the Adviser and Swan, dated February 19, 2020 (referred to as a “Sub-Advisory Agreement”). Swan is responsible for placing options purchase and sale orders and shall make options investment decisions for the Syntax Stratified U.S. Hedged Equity ETF, subject to the supervision of the Adviser. For its services, Swan is compensated by the Adviser.

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VANTAGE PORTFOLIO MANAGER

The Equity Sub-Adviser manages each Fund using a team of investment professionals. The professional primarily responsible for the day-to-day portfolio management of the Funds is James Thomas Wolfe.

The following table lists the number and types of accounts, other than the Funds, managed by Mr. Wolfe and the assets under management in those accounts.

OTHER ACCOUNTS MANAGED AS OF DECEMBER 31, 2020

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (millions)	Pooled Investment Vehicle Accounts	Assets Managed (millions)	Other Accounts	Assets Managed (millions)
James Thomas Wolfe*	3	$62.64	2	$11.60	0	$0

*	Mr. Wolfe serves as the portfolio manager for the LargeCap ETF’s and MidCap ETF’s predecessor private fund.

OWNERSHIP OF SECURITIES

The portfolio manager listed above does not beneficially own any Shares of the Funds as of December 31, 2020.

CONFLICTS OF INTEREST

Description of Material Conflicts of Interest. Because the portfolio manager may manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by the portfolio manager may not have portfolio compositions identical to those of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts but not others. The portfolio manager may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed.

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COMPENSATION

The Equity Sub-Adviser’s compensation and incentive program varies by professional and discipline. A portfolio manager’s compensation is comprised of a fixed based salary and a bonus. The base salary is not based on the value of the assets managed but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual and is based upon criteria that incorporate the Equity Sub-Adviser’s assessment of each Fund’s performance as well as a portfolio manager’s corporate citizenship and overall contribution to the Firm.

SWAN PORTFOLIO MANAGERS

Swan manages only the options strategy for the Syntax Stratified U.S. Total Market Hedged ETF using a team of investment professionals. The professionals primarily responsible for the day-to-day options portfolio management of the Syntax Stratified U.S. Total Market Hedged ETF are Randy Swan, Robert Swan, Christopher Hausman and Micah Wakefield.

The following table lists the number and types of accounts, other than the Fund, managed by the portfolio managers and the assets under management in those accounts.

OTHER ACCOUNTS MANAGED AS OF December 31, 2020

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (millions)	Pooled Investment Vehicle Accounts	Assets Managed (millions)	Other Accounts	Assets Managed (millions)
Randy Swan	None	$0	10	$1,414.56	2,890	$825
Robert Swan	None	$0	10	$1,414.56	2,890	$825
Christopher Hausman	None	$0	10	$1,414.56	2,890	$825
Micah Wakefield	None	$0	10	$1,414.56	2,890	$825

OWNERSHIP OF SECURITIES

The portfolio managers listed above does not beneficially own any Shares of the Fund since the Fund has not yet commenced operations.

CONFLICTS OF INTEREST

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Options Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund. In this instance, a portfolio manager may have an incentive to favor the account with the higher fee over the Fund. The Options Sub-Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, a portfolio manager is normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Options Sub-Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

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The Options Sub-Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Options Sub-Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Options Sub-Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Options Sub-Adviser seeks to purchase or sell the same security for multiple client accounts, the Sub-Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated proportionately to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

COMPENSATION

For services as portfolio manager to the Fund, Mr. Randy Swan receives a fixed salary from the Options Sub-Adviser and also shares in its profits, if any, due to his majority ownership of the Options Sub-Adviser. Mr. Robert Swan receives a fixed salary from the Options Sub-Adviser and also shares in profits of the Options Sub-Adviser due to his minority ownership of the Options Sub-Adviser. Mr. Wakefield and Mr. Hausman receive a fixed salary from the Options Sub-Adviser and also share in the profits of the Options Sub-Adviser due to their minority ownership of the Options Sub-Adviser.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of the Funds pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

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As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees, asset-based fees, and fixed fees which are paid by the Adviser. These payments made by the Adviser to State Street do not represent an additional expense to the Trust or its shareholders.

The table below shows fees earned by the Administrator for services provided to each Fund1 for the fiscal period ended December 31.

Name of Fund	2020	2019
Syntax Stratified LargeCap ETF	$138,446	$125,923[2]
Syntax Stratified MidCap ETF	$104,365[3]	N/A
Syntax Stratified SmallCap ETF	$76,545[4]	N/A

[1]	LargeCap II ETF, Total Market ETF and Total Market Hedged ETF have been omitted because those Funds had not commenced investment operations as of December 31, 2020.
[2]	For the fiscal period January 2, 2019 (commencement of operations) to December 31, 2019.
[3]	For the fiscal period January 16, 2020 (commencement of operations) to December 31, 2020.
[4]	For the fiscal period May 28, 2020 (commencement of operations) to December 31, 2020.

THE DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”) is the principal underwriter and Distributor of the Funds’ Creation Units. Its principal address is Three Canal Plaza, Suite 100, Portland, Maine, 04101. Investor information can be obtained by calling (866) 972-4492. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Creation Units of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in numbers less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to Authorized Participants (as defined below) purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser, or an affiliate of the Adviser, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Funds have adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its Shares. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Rule 12b-1 fees are paid out of a Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser, Equity Sub-Adviser and Option Sub-Adviser (the “Advisers”) choose the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Advisers consider the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Advisers will also use electronic crossing networks when appropriate.

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The Advisers do not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Advisers may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisers do not “pay up” for the value of any such proprietary research.

The Advisers assume general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Advisers are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The aggregate dollar amount of brokerage commissions paid by the Syntax Stratifed LargeCap ETF for the period from the commencement of operations on January 2, 2019 to the fiscal year ended December 31, 2019, was $14,329. The aggregate dollar amount of brokerage commissions paid by the LargeCap ETF for the fiscal year ended December 31, 2020, was $10,491. The aggregate dollar amount of brokerage commissions paid by the MidCap ETF and SmallCap ETF for the period from the commencement of operations on January 16, 2020 and May 28, 2020 to the fiscal year ended December 31, 2020, was $4,226 and $25,208, respectively. As the LargeCap II ETF, Total Market ETF and Total Market Hedged ETF commenced operations after December 31, 2020 these Funds have omitted this information.

Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. As of December 31, 2020 there were no securities held of “regular brokers and dealers” by the LargeCap ETF, MidCap ETF and SmallCap ETF. As the LargeCap II ETF, Total Market ETF and Total Market Hedged ETF were not in operation as of December 31, 2020, these Funds have omitted this information.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

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BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co. and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the LargeCap ETF, MidCap ETF did not have information concerning their beneficial ownership held in the names of DTC Participants, as of April 16, 2021 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund were as follows:

FUND NAME	NAME & ADDRESS	% OWNERSHIP (RECORD OR BENEFICIAL)
Syntax Stratified LargeCap ETF	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	51.41%
	NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON MA 02109	24.13%
	CITIBANK, NA 399 PARK AVE NEW YORK NY 10043	5.72%
	CITI PRIVATE BANK 399 PARK AVE NEW YORK NY 10043	5.65%
Syntax Stratified MidCap ETF	NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON MA 02109	38.48%
	GOLDMAN SACHS & CO. LLC 200 WEST STREET NEW YORK, NY 10282	16.55%
	UBS FINANCIAL SERVICES, INC. 1285 AVENUE OF THE AMERICAS NEW YORK, NY 10019	10.15%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.20%
	VANGUARD BROKERAGE SERVICES 100 VANGUARD BOULEVARD MALVERN, PA 19355	6.83%

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Syntax Stratified SmallCap ETF	UBS FINANCIAL SERVICES, INC. 1285 AVENUE OF THE AMERICAS NEW YORK, NY 10019	28.56%
	NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON MA 02109	17.97%
	CITIBANK, NA 399 PARK AVE NEW YORK NY 10043	13.89%
	CITI PRIVATE BANK 399 PARK AVE NEW YORK NY 10043	13.89%
	MERRILL LYNCH 1600 MERRILL LYNCH DRIVE PENNINGTON, NJ 08534	11.90%
Syntax Stratified U.S. Total Market ETF	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	99.71%

The LargeCap II ETF and Total Market Hedged ETF have not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor, State Street or an affiliate (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the applicable Fund.

As of April 3, 2021, the Trustees and officers of the Trust, as a group, owned 0.81% of the LargeCap ETF’s outstanding Shares, 0.43% of the MidCap ETF’s outstanding Shares, 0.51% of the SmallCap ETF’s outstanding Shares, and 0.00% of the Total Market ETF’s outstanding Shares.

PURCHASE AND REDEMPTION OF CREATION UNITS

A Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The value of a Fund is determined once each business day, as described under “Determination of Net Asset Value.” Creation Unit sizes are set forth in the table below:

FUND	CREATION UNIT SIZE
Syntax Stratified LargeCap ETF	25,000
Syntax Stratified MidCap ETF	25,000
Syntax Stratified SmallCap ETF	25,000
Syntax Stratified U.S. Total Market ETF	25,000
Syntax Stratified U.S. Total Market Hedged ETF	25,000
Syntax Stratified LargeCap II ETF	25,000

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PURCHASE (CREATION). The Trust issues and sells Shares of a Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Funds is, generally, any day on which the NYSE Arca is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities instruments (“Deposit Instruments”) per each Creation Unit, constituting a substantial replication, or (ii) the Deposit Cash constituting the cash value of the Deposit Instruments and “Cash Amount,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Instruments that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Instruments or Deposit Cash, as applicable, and the Cash Amount constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Amount” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the aggregate market value of the Deposit Instruments or Deposit Cash, as applicable. If the Cash Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such positive amount. If the Cash Amount is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Amount. The Cash Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Instruments or Deposit Cash, as applicable. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required amount of the instruments comprising the Deposit Instruments or the required amount of Deposit Cash, as applicable, as well as the estimated amount of the Cash Amount to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Instruments or the required amount of Deposit Cash, as applicable, is made available.

The identity and required amount of each instrument comprising the Deposit Instruments or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

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As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Instrument which shall be added to the Deposit Instruments, including, without limitation, in situations where such Deposit Instrument: (i) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (ii) in the case of foreign funds holding non-US Deposit Instruments, where such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers, or other similar circumstances; (iii) may not be available in sufficient quantity for delivery; (iv) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; or (v) a holder of Shares of a foreign fund holding non-US instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceed “in-kind” (collectively, “non-standard orders”). The Trust also reserves the right to include or remove Deposit Instruments from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Deposit Instruments together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more whole Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Instruments, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Instruments. Foreign Deposit Instruments must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Funds is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Instruments or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Deposit Instruments must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Amount and the Deposit Instruments or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments or payment of Deposit Cash, as applicable, and the payment of the Deposit Instruments has been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Instruments (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Instruments for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Deposit Instruments, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Instruments (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Instruments. The Trust may use such Additional Cash Deposit to buy the missing Deposit Instruments at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Instruments, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Instruments or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor (s), upon obtaining the Shares ordered, would own 80 percent or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN WHOLE CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Instruments”). In certain circumstances, Redemption Instruments received on redemption may not be identical to Deposit Instruments.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Instruments have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more redemption Instruments.

CUSTOM BASKETS. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act permits a Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if a Fund exchanges a basket with either the same or another authorized participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if a Fund substitutes cash in lieu of a portion of basket assets for a single authorized participant, that basket would be a custom basket.

Rule 6c-11 of the 1940 Act requires ETFs (such as the Funds) to adopt and implement written policies and procedures that govern the construction of baskets and the process that will be used for the acceptance of baskets. These policies and procedures must cover the methodology that the ETF will use to construct baskets. The policies and procedures also detail when the ETF would use representative sampling of its portfolio to create its basket, and how the ETF would sample in those circumstances. The policies and procedures also should detail how the ETF would replicate changes in the ETF’s portfolio holdings as a result of the rebalancing or reconstitution of the ETF’s underlying securities market index, if applicable. Rule 6c-11 also requires the policies and procedures to (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) specify the titles or roles of the employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

Pursuant to Rule 6c-11 under the 1940 Act, information regarding each Fund’s current portfolio holdings will be available on a daily basis at www.SyntaxAdvisors.com.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Instruments and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Instruments and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Instruments and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

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With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Redemption Instruments upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Instruments will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In the case of Funds holding foreign securities that have local settlement periods in excess of seven days, SEC Rule 6c-11a will permit a settlement period for redemption of up to fifteen days. A redemption order will be cancelled if the securities are not delivered in fifteen days. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Instruments). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Instruments but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Redemption Instruments under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Instruments applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time, however the Redemption Transaction Fee may not exceed 2%. The Creation/Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of such fee is in the best interest of the Fund. When determining whether to waive the Creation/Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving such fee will facilitate the initial launch of the Fund; facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of such waiver.

An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

FUND	TRANSACTION FEE	MAXIMUM TRANSACTION FEE
Syntax Stratified LargeCap ETF	$1,250	2,000
Syntax Stratified LargeCap II ETF	1,250	2,000
Syntax Stratified MidCap ETF	$1,000	2,000
Syntax Stratified SmallCap ETF	$1,500	2,000
Syntax Stratified U.S. Total Market ETF	$50	50
Syntax Stratified U.S. Total Market Hedged ETF	$50	50

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE OF FUND SHARES” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00p.m. Eastern time) on each day that such exchange is open.

In computing a Fund’s net asset value per Share, the Fund’s securities holdings are based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. In the case of shares of funds that are not traded on an exchange (e.g., mutual funds), last sale price means such fund’s published net asset value per share. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Oversight Committee in accordance with procedures adopted by the Board. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Index. This may result in a difference between the Fund’s performance and the performance of the Index.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices.

The Total Market Hedged ETF may hold securities, such as private placements, other non-traded securities or temporarily illiquid securities through seeding or contribution-in-kind transactions, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

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GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid annually for each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Fund, as if such Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a “regulated investment company” under the Internal Revenue Code or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT. Broker dealers, at their own discretion, may also offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

U.S. FEDERAL INCOME TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Shares. It is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “U.S. Federal Income Taxation.”

Except to the extent discussed below, this summary assumes that a Fund’s shareholder holds Shares as capital assets within the meaning of the Internal Revenue Code, and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, tax-exempt shareholders. This discussion does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. This discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, and local, and non-U.S., tax consequences of investing in Shares based on their particular circumstances.

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The Funds have not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

Tax Treatment of the Funds

In General. Each Fund intends to qualify and elect to be treated as a separate regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, a Fund must meet certain income, asset and distribution requirements, described in more detail below. Specifically, the Fund must (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnership that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, and other qualifying RIC income described above), and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or business or in the securities of one or more QPTPs. Furthermore, a Fund must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Internal Revenue Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. The Funds intend to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

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Seeding. Contributions-in-kind may qualify for nonrecognition treatment to the contributing parties under Section 351 of the Internal Revenue Code, which would have corresponding consequences for the tax basis to the Fund in those contributed securities. There can be no assurances regarding the value or tax basis of the contributions in kind, which could result in a negative effect on after-tax returns to investors seeding the Fund and Underlying Funds, and/or other investors in the Fund. Additionally, the Fund makes no representations as to whether any of such contributions-in-kind qualify for Section 351 treatment, or as to any ancillary tax consequences. Such investors are urged to consult their own tax advisors.

Phantom Income. With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. (See also “Certain Debt Instruments” below.)

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund (such as zero coupon debt instruments or debt instruments with payment in-kind interest) may be treated as debt securities that are issued originally at a discount. Generally, the amount of original issue discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If a Fund acquires debt securities (with a fixed maturity date of more than one year from the date of issuance) in the secondary market, such debt securities may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or original issue discount in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or original issue discount, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or original issue discount, which could affect the character and timing of recognition of income.

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if a Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by a Fund will reduce the return from the Fund’s investments.

Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

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A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and certain other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income and the Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for “qualified dividend income, as discussed below). Corporate shareholders of the Fund may be eligible to take a dividends-received deduction with respect to such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. To the extent designated as “capital gain dividends” by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends-received deduction by corporate shareholders.

A Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in tax years beginning after December 22, 2010 can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

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Distributions of “qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long-term capital gain to the extent of a Fund’s current and accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to the dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that a Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consist of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified non-U.S. corporations. Income from dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets).

Each Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, a shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Fund Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain may be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a current maximum rate of 39.6% and long-term capital gain is taxed at a current maximum rate of 20%. Corporate shareholders are taxed at a current maximum rate of 35% on their income and gain.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income,” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

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Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. All or a portion of any loss realized upon a sale or exchange of Fund Shares will be disallowed under the “wash sale” rules if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Fund Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit, unless the in-kind contribution qualifies for nonrecognition treatment under Section 351 of the Internal Revenue Code, made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Section 351. The Trust, on behalf of the Funds, have the right to reject an order for a purchase of shares of the Funds if the purchase (including any purchases of shares in the same Fund by a related group of purchasers) would not qualify as a tax-deferred transaction described in Section 351 of the Internal Revenue Code. The Trust also has the right to require information from a purchaser of shares in a Fund for purposes of determining if an order for a purchase of shares of the Fund qualifies as a tax-deferred transaction described in Section 351 of the Internal Revenue Code.

There can be no assurance regarding the tax treatment of the Fund. The Advisor intends to seek to qualify certain orders for purchases of the Fund as a tax-deferred transaction described in Section 351 of the Internal Revenue Code. In the event that one or more of such orders do not qualify as a tax-deferred transaction, there could be negative tax consequences to seed investors in the Fund, and seed investors could lose money. Additionally, the Fund intends to elect and to qualify each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund's taxable income will be subject to tax at the Fund level and to a further tax at the Shareholder level when such income is distributed. Additionally, the Fund makes no representations as to whether any of such contributions-in- kind qualify for Section 351 or RIC treatment, or as to any ancillary tax consequences. Such investors are urged to consult their own tax advisors.

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Reportable Transactions. If a shareholder recognizes a loss with respect to Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required to file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax advisors to determine the applicability of these rules in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law, and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

Dividends. With respect to non-U.S. shareholders of a Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income tax), provided that the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in the Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the United States, the non-U.S. shareholder generally will be exempt from withholding tax, but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal income tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by the Fund). Lastly, special rules apply with respect to dividends that are subject to the Foreign Investment in Real Property Act (“FIRPTA”), discussed below (see “Investments in U.S. Real Property”).

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Sales of Fund Shares. Under current law, gain on a sale or exchange of Shares generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder would incur a 30% U.S. federal income tax on his capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see —“Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a non-U.S. Fund shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Fund shareholder would not otherwise be required to do so.

Investments in U.S. Real Property. Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under FIRPTA on any gain from the sale or exchange of Shares if the Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares. Any such gain will be taxed in the same manner as for a U.S. Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds. A Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.

An exemption from FIRPTA applies if either (i) the class of Shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than 5% of such class of Shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically-controlled RIC” is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock is owned by U.S. persons.

Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if a Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by such Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the United States, subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

57

Even if a Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of Shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends subject to a 30% withholding tax or lower applicable treaty rate).

Non-U.S. shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

All shareholders of the Funds should consult their tax advisers regarding the application of the rules described above.

Back-Up Withholding

A Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 28% rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

A Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

58

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, with no par value. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (i.e., Shares of the Funds) vote together as a single class, except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of a Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o Syntax Advisors, LLC, One Liberty Plaza, 46th Fl. New York, NY 10006.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Chapman and Cutler LLP serves as counsel to the Trust and the Funds. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust.

INDEPENDENT AUDITORS

Ernst & Young, Dublin, Ireland, are the independent auditors of Syntax 500 Series and Syntax 400 Series of Syntax Index Series, LP

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FINANCIAL STATEMENTS

The audited financial statements and financial highlights for Syntax 400 Series of Syntax Index Series, LP, a privately offered account which was the predecessor of the Syntax Stratified MidCap ETF, for the year ended December 31, 2020, have been audited by Ernst & Young, Dublin, Ireland, independent auditors.

The audited financial statements for the fiscal year ended December 31, 2019 and December 31, 2020 for the Syntax Stratified LargeCap ETF, including the financial highlights, appearing in the annual report to shareholders, is incorporated by reference in this SAI.

The audited financial statements for the fiscal year ended December 31, 2020 for the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF, including the financial highlights, appearing in the annual report to shareholders, is incorporated by reference in this SAI.

Financial statements are not included for the Syntax Stratified LargeCap II ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified U.S. Total Market Hedged ETF, which had not commenced operations prior to the December 31, 2020.

60

Syntax Index Series LP
Syntax 400 Series
Financial statements for the year ended December 31, 2020

SYNTAX INDEX SERIES LP
Syntax 400 Series

FINANCIAL STATEMENTS
for the year ended December 31, 2020

Report of Independent Auditors

To the General Partner, Syntax Index Series, L.P.

We have audited the accompanying financial statements of Syntax 400 Series (the ‘’Series’’) of Syntax Index Series, L.P. (the ‘’Partnership’’), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2020, and the related statements of operations, changes in partners' capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Syntax 400 Series of Syntax Index Series, L.P. at December 31, 2020, and the results of its operations, changes in its partners’ capital and its cash flows, for the year then ended in conformity with U.S. generally accepted accounting principles.

Ernst & Young

Dublin, Ireland

April 29, 2021

SYNTAX INDEX SERIES LP
Syntax 400 Series

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

Assets
Cash and cash equivalents	2(c)	$5,843

Total assets		$5,843

Liabilities and Partners’ Capital
Accrued expenses		$5,843

Total Liabilities		5,843

General Partner capital		—
Limited Partners’ capital		—
Total Partners’ capital		—

Total Liabilities and Partners’ Capital		$5,843

See accompanying Notes, which are an integral part of the Financial Statements.

SYNTAX INDEX SERIES LP
Syntax 400 Series

STATEMENT OF OPERATIONS
Year ended December 31, 2020

Income
Dividend income		$1,442
Interest income		1

Total income		1,443

Expenses
Custodian fees		160
Management fees		354
Expenses in excess of cap	2(g)	(160)

Total expenses		354

Net investment income		1,089

Net unrealized gain/(loss) on investments		50,941
Net realized gains/(losses) and net change in unrealized gain/(loss) on investments		50,941
Net increase/(decrease) in partners’ capital resulting from operations		$52,030
Pro-rata allocation of income
Limited Partners		$51,742
General Partner		288
Net increase/(decrease) in partners’ capital resulting from operations		$52,030

See accompanying Notes, which are an integral part of the Financial Statements.

SYNTAX INDEX SERIES LP
Syntax 400 Series

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
Year ended December 31, 2020

	General Partner	Limited Partners	Total
Syntax 400 Series
Partners’ capital January 1, 2020	$15,159	$2,725,877	$2,741,036

Capital contributions	-	-	-
Capital withdrawals	(15,447)	(2,777,619)	(2,793,066)
Net decrease in Partners’ capital resulting from operations	288	51,742	52,030
Total increase/(decrease) in Partners’ capital during the year	(15,159)	(2,725,877)	(2,741,036)
Partners’ capital December 31, 2020	$-	$-	$-

See accompanying Notes, which are an integral part of the Financial Statements.

SYNTAX INDEX SERIES LP
Syntax 400 Series

STATEMENT OF CASH FLOWS
Year ended December 31, 2020

Cash Flows from operating activities:
Net increase/(decrease) in partners’ capital from operations	$52,030
Adjustments to reconcile net increase in partners’ capital from operations to net cash flows from operating activities:
Purchase of investment securities	(311)
Proceeds from disposition of investment securities	2,785,556
Unrealized gain/(loss) on investments	(50,941)
Decrease (increase) in interest and dividends receivable	1,935
Increase (decrease) in amounts due to brokers	(7,637)
Increase (decrease) in accrued expenses	1,140
Net cash provided by/(used in) operating activities	2,781,772

Cash flows from financing activities:
Payments for withdrawals	(2,793,066)
Net cash provided by/(used in) financing activities	(2,793,066)

Net increase/(decrease) in cash and cash equivalents	(11,294)
Beginning cash and cash equivalents balance	17,137
Ending cash and cash equivalents balance	$5,843

Supplemental disclosures:
In-kind transfer of securities	2,785,553
In-kind distribution of securities	(2,793,066)

See accompanying Notes, which are an integral part of the Financial Statements.

SYNTAX INDEX SERIES LP

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION AND PURPOSE

These separate set of financial statements of the Syntax 400 Series within the Syntax Index Series, LP have been prepared for the purpose of the Syntax ETF Trust’s Statement of Additional Information in the Registration Statement (Form N-1A No. 333-215607). On January 15, 2020, the Syntax 400 Series made an in-kind, tax free distribution of its entire Net Asset Value to the Syntax Stratified Midcap ETF (ticker: SMDY). In exchange for the in-kind contribution, the Syntax 400 Series received 93,096 shares of the Syntax Stratified Midcap ETF. Such shares, and residual cash, were subsequently distributed on a pro rata basis to the investors in the Syntax 400 Series. Following the distribution, the Syntax 400 Series ceased trading activities.

Syntax Index Series LP ("Fund" or "Partnership") was formed as a limited partnership and organized under the laws of the State of Delaware. The name was changed from Syntax 900 I, L.P. to Syntax Index Series LP on January 1, 2015. The Partnership commenced operations on November 28, 2010. The General Partner of the Partnership is Syntax Index Series GP, LLC ("General Partner"). The name of the General Partner was changed from Syntax 900 I GP, LLC to Syntax Index Series GP, LLC on December 14, 2016. The Partnership’s investment manager is Syntax Advisors LLC (“Manager”). The registered offices of the General Partner are located at One Liberty Plaza, New York, NY 10006.

On January 1, 2015, with the consent of a majority of the Limited Partners, the Partnership was restructured into a Delaware Series Limited Partnership. The Partnership also changed its name from Syntax 900 I, L.P. to Syntax Index Series LP at the time of the restructuring. Prior to the restructuring, the Partnership operated as a single investment vehicle that was managed as eleven sub-portfolios. These sub-portfolios reflect the securities included in each of the Syntax 900, 500 and 400 as well as the Syntax Financials, Energy, Industrials, Information Tools, Information Products, Consumer Products, Food and Healthcare Portfolios. In the opinion of the General Partner, it was in the best interests of the Partnership and the Limited Partners to create segregated, individually investable portfolios (“Series”) within the Partnership to hold securities included in each index and industry grouping described above. The assets, liabilities and income of each Series are accounted for individually and separate from other Series. The assets and liabilities of the Partnership were split among the newly created Series.

The investment objective of the Partnership is to deliver returns that provide an equity risk premium commensurate with the risk of a broad-based, diversified US large cap equity portfolio. The Manager utilizes a proprietary methodology developed by its affiliate, Syntax Indices LLC, called “stratification”. Stratification is a statistical technique designed to identify and quantify non-systematic risk. The investment universe that Syntax uses to accomplish its investment objectives are 900 large and mid-cap US companies. An integral part of the Fund’s investment objective is to provide this broad-based equity exposure while minimizing non-systematic risk. A portfolio is exposed to non-systematic risk when its intended weights or exposures to specific business risks deviate from their original values due to changes in market values of the constituents of the portfolio. Syntax manages its portfolio’s exposure to non-systematic risk by hierarchically stratifying the constituents of its portfolio into specific predetermined risk groups and sub-groups. It then assigns specific relative weights to each predetermined risk exposure. Syntax actively maintains these risk exposures by resetting the weights no less than quarterly. Syntax believes that through this active risk management process, a portfolio’s exposure to and the impact from non-systematic risks can be minimized and Syntax can create an optimal risk profile in which the only concentrated risk is systematic. Traditional stock indices use another approach: capitalization weighting. These indices typically have relative weights based on their respective market capitalizations.

SYNTAX INDEX SERIES LP

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

1.	ORGANIZATION AND PURPOSE (Continued)

Because of the hierarchical risk stratification methodology used by the Fund to manage specific risk exposure and control for selection biases in a portfolio, the Fund’s investment objective is, by definition, not to provide returns consistent with a capitalization-weighted portfolio. Rather, the Fund’s investment strategy is to provide investors with normalized returns that should be expected from an equity portfolio that consistently maintains broad-based and well-distributed exposure to each risk category in its portfolio. By using Syntax’ patented attribute-based bar code technology, the Fund’s strategy is to control for these selection biases that are endemic to a capitalization weighted portfolio and, thus, protect its portfolio from the downside pressure that results from non-systematic variables. By using the 900 large and mid-cap companies as its investment universe, the Fund provides a direct ongoing comparison between these two different approaches to portfolio management.

The debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to the Series are enforceable only against the assets of the Series and not against any other assets of the Partnership generally or any other Series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Partnership generally or any other Series are enforceable against the assets of the Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Accounting
The financial statements are expressed in US dollars. They are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance in Accounting Standards Codification Topic 946,  Financial Services - Investment Companies.

(b) Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

(c) Cash and Cash Equivalents
Cash and cash equivalents include amounts due from banks on demand and interest bearing deposits with original maturities of three months or less. There are no restrictions on cash balances.

(d) Investments
Security transactions are recorded on the trade date basis. Realized gains and losses are computed by use of the specific identification method. Dividend income is recognized on the ex-dividend date while interest is recorded on an accrual basis.

Securities are fair valued as of the close of trading on the primary market in which each security trades on the reporting date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. Securities not traded on the valuation date are fair valued at the mean of the latest quoted bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

SYNTAX INDEX SERIES LP

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e) Accrued Expenses
Expenses such as custodian fees are estimated and accrued monthly. Management believes that the amounts so accrued are reasonable and reflective of actual charges incurred. The General Partner pays or reimburses the Fund for all Fund expenses including the cost of the audit of the Partnership’s financial statements, tax return preparation fees, bank charges.

(f) Expense Cap
The Manager and the General Partner have agreed to limit the expenses for the life of the Fund, including management fees and trading costs, charged to limited partners to no more than 0.30% per annum in the 400 Series. Actual expenses to the Fund exceeded this limit by $160 during the year which amount the General Partner reimbursed the Fund.

(g) Tax
The Partnership files annual tax returns as a combined whole and, therefore, the Series is included in the Partnership’s annual tax filing. As a result, the following discussion is related to the Partnership as a whole and not to the Series individually. The Partnership is subject to the provisions of the FASB ASC 740-10-65-1 requirements for accounting for uncertainty in income taxes. These standards establish consistent thresholds as it relates to accounting for income taxes. It defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized. The general partner has analyzed the Partnership’s inventory of tax positions taken with respect to applicable income tax issues for all open tax years (in each respective jurisdiction) and has concluded that no provision for income tax is required in the Partnership’s financial statements nor in the 400 Series financial statements. The federal and state income tax returns of the Partnership for 2020 are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

3.	FAIR VALUE

Investments in securities are carried at fair value. Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 establishes a three-tier fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities:

Level 2	Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly:

Level 3	Prices or valuation that requires inputs that are both significant to the fair value measurement and unobservable.

There were no transfers of securities between levels of the fair value hierarchy during the year ended December 31, 2020. No investments in securities were held by the Series at December 31, 2020.

SYNTAX INDEX SERIES LP

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

4.	MANAGEMENT FEE

The Investment Manager (Syntax Analytics LLC) is entitled to receive a management fee at an annual rate of between 0.25% and 0.30% calculated based on assets under management as of the last day of each calendar month including General Partner capital. Management fees are charged at the Series level. The rates charged vary by Series between 0.25% and 0.30%. Management fees are charged to the 400 Series at 0.30% per annum and totaled $354 during the year.

5.	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

At December 31, 2020, the Partnership had all of its individual counterparty credit risk with Citibank N.A. in the United States. Senior debt of Citibank N.A. is rated A+ by Standard and Poor’s and is rated A1 by Moody’s. In addition, all cash and cash equivalents are held with Citibank N.A. in the United States. The Partnership continuously monitors the credit standing of its broker and does not expect any material losses as a result of this concentration.

All securities transactions of the Partnership are cleared by registered brokers/dealers pursuant to customer agreements. In the event the brokers/dealers are unable to fulfill their obligations, the Partnership would be subject to credit risk.

6.	PORTFOLIO GAINS AND LOSSES

The 400 Series within the Fund is a passive portfolio in that it owns and maintains a portfolio of securities whose only constituents are those constituting the Syntax 400. Gains and losses for the Series are allocated pro-rata to those Partners invested in the Series. Except for additions and deletions to the constituent base that happen from time to time as part of the indexing process, the underlying securities in the Series do not change. The primary difference between the Fund and a traditional US stock index is their approach to risk management. As opposed to capitalization-weighting the constituents, the Fund hierarchically stratifies the constituents into specific risk exposures. The Fund manages the portfolio’s specific risk exposure using a predetermined weighting algorithm for each group and each hierarchically ordered sub-group. Because the constituents of a Series are dynamic and their relative market values change over time, the relative weights of these risk groups will change over time also. To adjust for this, the Fund resets the relative weights of each risk group within a Series on a quarterly basis. This process by which the Fund resets risk exposures will generate inter-period gains and losses. The only source of gains and/or losses from the sales of securities for the Fund is from this quarterly rebalancing process of resetting the relative risk exposures of the constituents within each Series of the Fund and from additions and deletions to the portfolio as the underlying constituents change.

	Net Investment Income	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Net Increase/(Decrease) in Assets from Operations
Syntax 400 Series	1,089	-	50,941	52,030

SYNTAX INDEX SERIES LP

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

7.	COMMITMENTS AND CONTINGENCIES

Management is aware of no outstanding commitments or contingencies.

8.	FINANCIAL HIGHLIGHTS

The following represents operating performance of the 400 Series within the Fund, ratios to average net assets and total return information for the year ended December 31, 2020:

Syntax 400 Series Financial Highlights:
Total return to limited partners (a)	1.90%
Ratio of gross expenses to average limited partners’ capital (b)	0.02%
Ratio of net expenses to average limited partners’ capital (b)	0.01%
Ratio of net investment income to average limited partners’ capital (b)	0.04%

(a)

Total return is calculated based on net asset value for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on timing of capital transactions. The Syntax 400 Series was terminated on January 17, 2020. The return has not been annualized

(b)

The expense ratios have been calculated based on the expenses recorded in the Statement of Operations, as a percentage of limited partners’ capital at the date of the termination of the Syntax 400 Series.

9.	SUBSEQUENT EVENTS

In connection with the preparation of the accompanying financial statements as of December 31, 2020, management has evaluated the impact of all subsequent events on the Fund through April 29, 2021, the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure.

APPENDIX A

PROXY VOTING POLICIES

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. Vantage Consulting Group Inc. (“VCG”) will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

As an investment advisor, VCG may have the authority to vote proxies relating to securities on behalf of clients. In certain circumstances, when permitted by the client VCG may outsource the proxy voting. These policies and procedures are designed to deal with the complexities which may arise in cases where VCG’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby VCG exercises proxy authority. This document is available to any client upon request. VCG will also make available the record of VCG’s votes promptly upon request.

The CCO of VCG is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, VCG will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where VCG deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. VCG may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

VCG will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, VCG’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”).

•	Proxies are received for equity securities where, at the time of receipt, VCG’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, VCG will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

VCG will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which VCG will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, VCG will generally vote along with management.

A-1

Non-Routine Matters

Non-routine matters might include such things as:

•	Amendments to management incentive plans

•	The authorization of additional common or preferred stock

•	Initiation or termination of barriers to takeover or acquisition

•	Mergers or acquisitions

•	Corporate reorganizations

•	“Contested” director slates

In non-routine matters, VCG will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, VCG, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. VCG’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting VCG’s proxies after approval by the CCO.

Documenting Proxy Voting

VCG will maintain copies of each proxy statement received and of each executed proxy; however, VCG may rely on the SEC’s EDGAR system for records of proxy statements. VCG will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

VCG will also maintain a record of each written request from a Client or Investor for proxy voting information and VCG’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between VCG and its clients may arise when VCG’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the VCG’s clients.

If the issue is specifically addressed in these policies and procedures, VCG will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, VCG shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from VCG’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, VCG will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

A-2

APPENDIX B

COMMERCIAL PAPER RATINGS

A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

“A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”

“A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” — Issue has only a speculative capacity for timely payment.

“C” — Issue has a doubtful capacity for payment.

“D” — Issue is in payment default.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuer does not fall within any of the Prime rating categories.

B-1

SYNTAX ETF TRUST

PART C - OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Syntax ETF Trust (“Registrant”) is incorporated herein by reference to Exhibit (a) of the Registrant’s Initial Registration Statement on Form N-1A, as filed with the SEC on January 18, 2017.

(b)	Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit (b) of the Registrant’s Post-Effective Amendment No. 2 filing, as filed with the SEC on April 25, 2019.

(c)	Not applicable.

(d)	(i) Investment Advisory Agreement by and between Registrant and Syntax Advisors, LLC, is incorporated herein by reference to Exhibit (d)(i) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amendment dated January 6, 2020 to the Investment Advisory Agreement between the Registrant and Syntax Advisors, LLC, is incorporated herein by reference to Exhibit (d) (a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

(b) Amendment dated February 24, 2020 to the Investment Advisory Agreement between the Registrant and Syntax Advisors, LLC, as filed with the SEC on February 27, 2020.

(ii) Investment Sub-Advisory Agreement by and between Syntax Advisors, LLC and Vantage Consulting Group, is incorporated herein by reference to Exhibit (d)(ii) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amendment dated January 7, 2020 to the Investment Sub-Advisory Agreement between the Registrant and Vantage Consulting Group, is incorporated herein by reference to Exhibit (d) (ii) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

(b) Amendment dated February 19, 2020 to Appendix A of the Investment Sub-Advisory Agreement with Vantage, as filed with the SEC on February 27, 2020.

(iii) Investment Sub-Advisory Agreement by and between Syntax Advisors, LLC and Swan Global Investments, LLC dated as of February 19, 2020 with respect to Syntax Stratified U.S. Total Market Hedged ETF, as filed with the SEC on April 22, 2020.

(iv) Expense Limitation and Reimbursement Agreement between the Registrant and the Syntax Advisors, LLC, is incorporated herein by reference to Exhibit (d)(iii) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amendment dated July 15, 2019 to the Expense Limitation and Reimbursement Agreement by between the Registrant and the Syntax Advisors, LLC, is incorporated herein by reference to Exhibit (d)(iii)(a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

(b) Amendment dated February 19, 2020 to the Expense Limitation and Reimbursement Agreement between the between the Registrant and the Syntax Advisors, LLC, is incorporated herein by reference to Exhibit (d)(iv)(b) of Post-Effective Amendment 14, as filed with the SEC on April 22, 2020.

(v) Expense Limitation and Reimbursement Agreement dated February 19, 2020 between the Registrant and the Syntax Advisors, LLC on behalf of Syntax Stratified U.S. Total Market ETF, as filed with the SEC on February 27, 2020.

    (a) Amendment dated as of February 17, 2021 to the Expense Limitation and Reimbursement Agreement dated February 17, 2021 between Registrant and the Syntax Advisors, LLC is filed herewith.

(e)	ETF Distribution Agreement by and between Registrant and Foreside Fund Services, LLC, is incorporated herein by reference to Exhibit (e) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amendment dated January 6, 2020 to the ETF Distribution Agreement by and between Registrant and Foreside Fund Services, is incorporated herein by reference to Exhibit (e) (a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

   (b) Amendment dated February 24, 2020 to the ETF Distribution Agreement by and between Registrant and Foreside Fund Services, as filed with the SEC on February 27, 2020.

   (c) Amendment dated February 17, 2021 to the ETF Distribution Agreement by and between Registrant and Foreside Fund Services is filed herewith.

(f)	Not Applicable.

(g)	Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amended Appendix A to the Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g) (a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

    (b) Amended Appendix A dated February 19, 2020 to the Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company, as filed with the SEC on February 27, 2020.

    (c) Amendment Appendix A dated February 17, 2021 to the Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company is filed herewith.

(h)	(i) Administration Agreement by and between Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(i) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amended Schedule A to the Administration Agreement by and between Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h) (i) (a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

(b) Amended Schedule A dated February 19, 2020 to the Administration Agreement by and between Registrant and State Street Bank and Trust Company, as filed with the SEC on February 27, 2020.

(c) Amended Schedule A dated February 17, 2021 to the Administration Agreement by and between Registrant and State Street Bank and Trust Company is filed herewith.

(ii) Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ii) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amended Schedule A to the Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (ii) (a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

    (b) Amended Schedule A dated February 19, 2020 to the Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company, as filed with the SEC on February 27, 2020.

    (c) Amended Schedule A dated as of February 17, 2021 to the Transfer Agency and Service Agreement is filed herewith.

(iii) Fund CCO and AMLO Agreement with Foreside Fund Officer Services, LLC, is incorporated herein by reference to Exhibit (h)(iii) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(iv) Master Index and Technology License Agreement, dated October 29, 2018 between Syntax LLC and Syntax Advisors, as filed with the SEC on February 27, 2020.

(v) Licensing Agreement dated June 25, 2018 between Frank Russell Company and Locus LP an affiliate of Syntax LLC for Syntax ETF Trust, as filed with the SEC on December 29, 2020.

(vi) Amended License Agreement dated September 29, 2020 between MSCI and Syntax LLC and Syntax Advisors for Syntax ETF Trust, as filed with the SEC on December 29, 2020.

(i)	(i) Opinion and consent of Trust counsel filed herewith.

(ii) Not Applicable.

(j)	(i) Consent of Independent Auditors is filed herewith.

(ii) Consent of Ernst & Young, Dublin, Ireland filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Rule 12b-1 Plan, is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(a) Amended Schedule A dated December 5, 2019 to the Rule 12b-1 Plan dated March 28, 2018, is incorporated herein by reference to Exhibit (m) (a) of the Registrant’s Post-Effective Amendment 7, as filed with the SEC on January 14, 2020.

    (b) Amended Schedule A dated February 19, 2020 to the Rule 12b-1 Plan dated March 28, 2018, as filed with the SEC on February 27, 2020.

    (c) Amended Schedule A dated February 17, 2021 to the Rule 12b-1 Plan dated March 28, 2018 is filed herewith.

(n)	Not Applicable.

(o)	Reserved.

(p)	(i) Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(i) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(ii) Code of Ethics of Syntax Advisors, LLC is incorporated herein by reference to Exhibit (p)(ii) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(iii) Code of Ethics of Vantage Consulting Group is incorporated herein by reference to Exhibit (p)(iii) of Pre-Effective Amendment 5, as filed with the SEC on August 22, 2018.

(v) Code of Ethics of Foreside Fund Services, LLC, is incorporated herein by reference to Exhibit (p)(v) of Post-Effective Amendment 14, as filed with the SEC on April 22, 2020.

(q)	Power of Attorney dated February 15, 2019, is incorporated herein by reference to Exhibit (q) of the Registrant’s Post-Effective Amendment No. 2 filing, as filed with the SEC on April 25, 2019.

Item 29.	Persons Controlled by or under Common Control with Registrant.

To the knowledge of the Registrant, neither the Registrant nor any Series thereof is directly or indirectly controlled by or under common control with any other person. The Registrant has no subsidiaries.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of the funds’ outstanding shares and such information is incorporated by reference to this Item.

Item 30.	Indemnification

Reference is made to Section 8 of the Registrant’s Trust Instrument referenced in Item 28(a)(1) with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 8.1	General Provisions.

Section 8.1.1	General Limitation of Liability.

No personal liability for any debt or obligation of the Trust shall attach to any Trustee of the Trust. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment advisor, subadvisor, principal underwriter or custodian of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee. Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any Trustee in connection with Trust shall be conclusively deemed to have been executed or done only in or with respect to their, his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

Section 8.1.2	Notice of Limited Liability.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or belonging or attributable to a Series or Class thereof, and may contain such further recitals as they, he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Section 8.1.3	Liability Limited to Assets of the Trust.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust or belonging to a Series or Class thereof, as appropriate, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Section 8.2	Liability of Trustee.

The exercise by the Trustees of their powers and discretion hereunder shall be binding upon the Trust, the Shareholders and any other person dealing with the Trust. The liability of this Trustees, however, shall be limited by this Section 8.2.

Section 8.2.1	Liability for Own Actions.

A Trustee shall be liable to the Trust or the Shareholders only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Section 8.2.2	Liability for Actions of Others.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrative distributor, principal underwriter, custodian, transfer agent, dividend disbursing agent, Shareholder servicing agent or accounting agent of the Trust, nor shall any Trustee be responsible for any act or omission of any other Trustee.

Section 8.2.3	Advice of Experts and Reports of Others.

The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officers appointed by them, any independent public accountant and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder.

Section 8.2.4	Bond.

Except as provided for in Section 8.5.4, the Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 8.2.5	Declaration of Trust Governs Issues of Liability.

The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Shareholders and all other Persons bound by this Declaration of Trust to replace such other duties and liabilities of the Trustees.

Section 8.3	Liability of Third Persons Dealing with Trustees.

No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon the order of the Trustees.

Section 8.4	Liability of Shareholders.

Without limiting the provisions of this Section 8.4 or the DSTA, the Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware.

Section 8.4.1	Limitation of Liability.

No personal liability for any debt or obligation of the Trust shall attach to any Shareholder or former Shareholder of the Trust, and neither the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

Section 8.4.2	Indemnification of Shareholders.

In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Section 8.5	Indemnification.

Section 8.5.1 Indemnification of Covered Persons. Subject to the exceptions and limitations contained in Section 8.5.2, every person who is or has been a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof.

Section 8.5.2	Exceptions. No indemnification shall be provided hereunder to a Covered Person:

(a) for any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Persons engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.2) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

Section 8.5.3 Rights of Indemnification. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Section 8.5.4 Expenses of Indemnification. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 8.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 8.5, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security of the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is a reason to believe that the recipient ultimately will be found entitled to indemnification.

Section 8.5.5	Certain Defined Terms Relating to Indemnification. As used in this Section 8.5, the following words shall have the meanings set forth below:

(a) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened;

(b) a “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and

(c) “Liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 8.6	Jurisdiction, Venue, and Waiver of Jury Trial.

In accordance with Section 3804(e) of the DSTA, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such person at the address shown on the books and records of the Trust for such person or at the address of the person shown on the books and records of the Trust with respect to the Shares that such person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

Item 31.	Business and Other Connections of Investment Adviser

Syntax Advisors, LLC (the “Adviser”) serves as the investment adviser for the Registrant with respect to each of its series. The principal business address of the Adviser is One Liberty Plaza, 46th Floor, New York, NY 10006. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”) and dated October 9, 2019.

Vantage Consulting Group (the “Sub-Adviser”) serves as the investment sub-adviser for the Registrant with respect to each of its series. The principal business address of the Sub-Adviser is 3500 Pacific Ave. Virginia Beach, VA 23451. With respect to the Sub-Adviser, the response to this Item is incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”) and dated August 22, 2019.

The Adviser’s and Sub-Adviser’s respective Form ADVs may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)
5.	AIM ETF Products Trust
6.	AlphaCentric Prime Meridian Income Fund
7.	American Century ETF Trust
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions
9.	Amplify ETF Trust
10.	ARK ETF Trust
11.	ASYMmetric ETFs Trust
12.	Bluestone Community Development Fund (f/k/a The 504 Fund)
13.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
14.	Bridgeway Funds, Inc.
15.	Brinker Capital Destinations Trust
16.	Cabot Equity Growth ETF, Series of Listed Funds Trust
17.	Calamos Convertible and High Income Fund
18.	Calamos Convertible Opportunities and Income Fund
19.	Calamos Global Total Return Fund
20.	Carlyle Tactical Private Credit Fund
21.	Center Coast Brookfield MLP & Energy Infrastructure Fund
22.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
23.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
24.	Cliffwater Corporate Lending Fund
25.	CornerCap Group of Funds

26.	Davis Fundamental ETF Trust
27.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
28.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
29.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
30.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
31.	Defiance Quantum ETF, Series of ETF Series Solutions
32.	Direxion Shares ETF Trust
33.	Eaton Vance NextShares Trust
34.	Eaton Vance NextShares Trust II
35.	EIP Investment Trust
36.	Ellington Income Opportunities Fund
37.	EntrepreneurShares Series Trust
38.	Esoterica Thematic ETF Trust
39.	ETF Opportunities Trust
40.	Evanston Alternative Opportunities Fund
41.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
42.	Fiera Capital Series Trust
43.	FlexShares Trust
44.	Forum Funds
45.	Forum Funds II
46.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
47.	Guinness Atkinson Funds
48.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
49.	Infinity Core Alternative Fund
50.	Innovator ETFs Trust
51.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
52.	Ironwood Institutional Multi-Strategy Fund LLC
53.	Ironwood Multi-Strategy Fund LLC
54.	IVA Fiduciary Trust
55.	John Hancock Exchange-Traded Fund Trust
56.	Mairs & Power Funds Trust
57.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
58.	Manor Investment Funds
59.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
60.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
61.	Morningstar Funds Trust
62.	OSI ETF Trust
63.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
64.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
65.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
66.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
67.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
68.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
69.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
70.	Pacific Global ETF Trust
71.	Palmer Square Opportunistic Income Fund
72.	Partners Group Private Income Opportunities, LLC
73.	PENN Capital Funds Trust
74.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
75.	Plan Investment Fund, Inc.
76.	PMC Funds, Series of Trust for Professional Managers

77.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
78.	Quaker Investment Trust
79.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
80.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
81.	Renaissance Capital Greenwich Funds
82.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
83.	RMB Investors Trust (f/k/a Burnham Investors Trust)
84.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
85.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
86.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
87.	Roundhill MVP ETF, Series of Listed Funds Trust
88.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
89.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
90.	Salient MF Trust
91.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
92.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
93.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
94.	SharesPost 100 Fund
95.	Six Circles Trust
96.	Sound Shore Fund, Inc.
97.	Strategy Shares
98.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
99.	Syntax ETF Trust
100.	The Chartwell Funds
101.	The Community Development Fund
102.	The Relative Value Fund
103.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
104.	Third Avenue Trust
105.	Third Avenue Variable Series Trust
106.	Tidal ETF Trust
107.	TIFF Investment Program
108.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
109.	Timothy Plan International ETF, Series of The Timothy Plan
110.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
111.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
112.	Transamerica ETF Trust
113.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
114.	Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
115.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
116.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
117.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
118.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
119.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
120.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
121.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
122.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
123.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
124.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
125.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
126.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
127.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust

128.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
129.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
130.	U.S. Global Investors Funds
131.	Variant Alternative Income Fund
132.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
133.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
134.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
135.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
136.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
137.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
138.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
139.	VictoryShares Protect America ETF, Series of Victory Portfolios II
140.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
141.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
142.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
143.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
144.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
145.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
146.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
147.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
148.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
149.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
150.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
151.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
152.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
153.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
154.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
155.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
156.	WisdomTree Trust
157.	WST Investment Trust
158.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)	Syntax Advisors, LLC, One Liberty Plaza, 46th Floor, New York, NY 10006 (records as investment adviser);

(b)	Vantage Consulting Group, 3500 Pacific Ave. Virginia Beach, VA 23451;

(c)	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111

(records as administrator, custodian and transfer agent); and

(d)	Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records as distributor).

Item 34.	Management Services

The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this Post-Effective Amendment No. 20 to Registration Statement No. 333-215607 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 30th day of April, 2021.

SYNTAX ETF TRUST

(Registrant)

By:	/s/ Rory B. Riggs

Rory B. Riggs

Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Rory B. Riggs	Chief Executive Officer (Principal Executive Officer) and Trustee	April 30, 2021
Rory B. Riggs

/s/ David Jaffin	Treasurer (Principal Financial Officer)	April 30, 2021
David Jaffin

/s/ Kathy Cuocolo*	President and Trustee	April 30, 2021
Kathy Cuocolo

/s/ Deborah Fuhr*	Trustee	April 30, 2021
Deborah Fuhr

/s/ George Hornig*	Trustee	April 30, 2021
George Hornig

/s/ Richard Lyons*	Trustee	April 30, 2021
Richard Lyons

/s/ Stewart Myers*	Trustee	April 30, 2021
Steward Myers

* by: /s/ Carly Arison	Secretary	April 30, 2021
Carly Arison **

(**Secretary and attorney-in-fact pursuant to power of attorney previously filed.)

Exhibits Filed With

Post-Effective Amendment No. 20 to

Registration Statement on Form N-1A

Syntax ETF Trust

Registration No. 333-215607

Exhibit Number	Description of Exhibit
(d)(v)(a)	Amendment dated as of February 17, 2021 to the Expense Limitation and Reimbursement Agreement dated February 17, 2021 between Registrant and the Syntax Advisors, LLC.
(e)(c)	Amendment dated February 17, 2021 to the ETF Distribution Agreement by and between Registrant and Foreside Fund Services.
(g)(c)	Amendment Appendix A dated February 17, 2021 to the Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company.
(h)(i)(c)	Amended Schedule A dated February 17, 2021 to the Administration Agreement by and between Registrant and State Street Bank and Trust Company.
(h)(ii)(c)	Amendment Schedule A dated as of February 17, 2021 to the Transfer Agency and Service Agreement
(i)(i)	Opinion and consent of Trust counsel
(j)(i)	Consent of Independent Auditors
(j)(ii)	Consent of Ernst & Young, Dublin, Ireland
(m)(c)	Amended Schedule A dated February 17, 2021 to the Rule 12b-1 Plan dated March 28, 2018.